As filed with the Securities and Exchange
                         Commission on October 15, 2013


                                                               File No. 33-72460
                                                                       811-08188

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 37                X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 38                       X


                    ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York l0105
                    (Name and address of agent for service)


                          Copies of communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                               901 K Street, N.W.
                                   Suite 800
                             Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate box)


              [_] immediately upon filing pursuant to paragraph (b)
              [X] on October 15, 2013 pursuant to paragraph (b)
              [_] 60 days after filing pursuant to paragraph (a)(1)
              [_] on (date) pursuant to paragraph (a)(1)
              [_] 75 days after filing pursuant to paragraph (a)(2)
              [_] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

      [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE


This Post-Effective Amendment No. 37 to the Registration Statement of AllianceBernstein High Income Fund, Inc. (the "Registrant") on Form N-1A (File No. 33-72460) (the "Amendment") is being filed pursuant to Rule 485(b)(1)(vii) to register Class Z shares of the Registrant. This Amendment does not affect the currently effective prospectus and statement of additional information for other classes of the Registrant's shares not included herein.

PROSPECTUS  |  OCTOBER 15, 2013


The AllianceBernstein Bond Funds
(Shares Offered--Exchange Ticker Symbol)

 AllianceBernstein Global Bond Fund

 (Class Z-ANAZX)


 AllianceBernstein High Income Fund
 (Class Z-AGDZX)


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page

SUMMARY INFORMATION.......................................................   4

  ALLIANCEBERNSTEIN GLOBAL BOND FUND......................................   4

  ALLIANCEBERNSTEIN HIGH INCOME FUND......................................   8

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.............  13

INVESTING IN THE FUNDS....................................................  23

  How to Buy Shares.......................................................  23

  How to Exchange Shares..................................................  23

  How to Sell or Redeem Shares............................................  23

  Frequent Purchases and Redemptions of Fund Shares.......................  23

  How the Funds Value Their Shares........................................  25

MANAGEMENT OF THE FUNDS...................................................  26

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................  29

GENERAL INFORMATION.......................................................  30

GLOSSARY OF INVESTMENT TERMS..............................................  31

FINANCIAL HIGHLIGHTS......................................................  32

APPENDIX A--BOND RATINGS.................................................. A-1

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION............... B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to generate current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                               CLASS Z
                                                                               SHARES
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
--------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
--------------------------------------------------------------------------------------
Exchange Fee                                                                    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                        CLASS Z
                                                                        SHARES
-------------------------------------------------------------------------------
Management Fees                                                          .49%
Distribution and/or Service (12b-1) Fees                                 None
Other Expenses:
 Transfer Agent                                                          .02%
 Other Expenses                                                          .04%
                                                                         ----
Total Other Expenses*                                                    .06%
                                                                         ----
Total Annual Fund Operating Expenses                                     .55%
                                                                         ====
-------------------------------------------------------------------------------

* Total Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                        CLASS Z
                                                                        SHARES
-------------------------------------------------------------------------------
After 1 Year                                                            $   56
After 3 Years                                                           $  176
After 5 Years                                                           $  308
After 10 Years                                                          $1,023
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including U.S. and non-U.S. Government and corporate debt securities. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Adviser will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment grade fixed-income securities (commonly known as "junk bonds").

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swaps.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.


.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.


.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Individuals--U.S." then "Products & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class Z shares (which is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of the Class Z shares) and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through
September 30, 2013, the year-to-date unannualized return for the Class Z shares was -2.31%.

                                     [CHART]

                                Calendar Year End(%)

   03      04      05      06      07      08      09      10      11      12
  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 15.48%   7.19%  10.04%   6.88%  10.23%  -10.44% 24.32%   9.85%   4.75%   7.35%




During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 11.38%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -5.50%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2012)


                                                       1 YEAR 5 YEARS 10 YEARS
------------------------------------------------------------------------------
Class Z*, **  Return Before Taxes                      7.35%   6.58%   8.24%
              ---------------------------------------  ------ ------- --------
              Return After Taxes on Distributions      6.21%   4.82%   6.16%
              ---------------------------------------  ------ ------- --------
              Return After Taxes on Distributions and
              Sale of Fund Shares                      4.96%   4.57%   5.86%
------------------------------------------------------------------------------
Barclays Capital Global Aggregate Bond Index (U.S.
hedged)
(reflects no deductions for fees, expenses or taxes)   5.72%   5.28%   4.76%
------------------------------------------------------------------------------


*  After-tax returns:



   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


** Inception date: 10/15/2013. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Class Z shares.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Paul J. DeNoon          Since 2002      Senior Vice President of the Adviser

Scott A. DiMaggio       Since 2005      Senior Vice President of the Adviser

Michael L. Mon          Since 2003      Vice President of the Adviser

Douglas J. Peebles      Since 1992      Senior Vice President of the Adviser

Matthew S. Sheridan     Since 2007      Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 12 in this Prospectus.

ALLIANCEBERNSTEIN HIGH INCOME FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Fund's investment objective is to seek to maximize total returns from price appreciation and income.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                               CLASS Z
                                                                               SHARES
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
--------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
--------------------------------------------------------------------------------------
Exchange Fee                                                                    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                        CLASS Z
                                                                        SHARES
-------------------------------------------------------------------------------
Management Fees                                                          .47%
Distribution and/or Service (12b-1) Fees                                 None
Other Expenses:
 Transfer Agent                                                          .02%
 Other Expenses                                                          .02%
                                                                         ----
Total Other Expenses*                                                    .04%
                                                                         ----
Total Annual Fund Operating Expenses                                     .51%
                                                                         ====
-------------------------------------------------------------------------------


*Total Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                       CLASS Z
                                                                       SHARES
------------------------------------------------------------------------------
After 1 Year                                                            $ 52
After 3 Years                                                           $164
After 5 Years                                                           $286
After 10 Years                                                          $649
------------------------------------------------------------------------------


PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund pursues income opportunities from government, corporate, emerging market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund's investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either U.S. Dollar-denominated or non-U.S. Dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund's assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's Investors Service ("Moody's) or CCC+ or lower by Standard & Poor's Ratings Services ("S&P") and Fitch Ratings ("Fitch")) and unrated securities of equivalent investment quality. The Fund also may invest in investment grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.


.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.


.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  the Fund's average annual returns for one, five and ten years.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Individuals--U.S." then "Products & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class Z shares (which is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of the Class Z shares) and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through
September 30, 2013, the year-to-date unannualized return for the Class Z shares was 3.75%.

                                     [CHART]

                                Calendar Year End(%)

   03      04      05      06      07      08      09      10      11      12
  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 38.83%  11.42%  10.49%  12.18%   7.61%  -26.29% 62.22%  17.15%   2.37%  18.90%




During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 24.05%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -17.68%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2012)


                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class Z*, **  Return Before Taxes                       18.90% 11.26%   13.40%
              ----------------------------------------  ------ ------- --------
              Return After Taxes on Distributions       16.00%  8.10%   10.21%
              ----------------------------------------  ------ ------- --------
              Return After Taxes on Distributions and
              Sale of Fund Shares                       12.16%  7.68%    9.79%
-------------------------------------------------------------------------------
JPMorgan Emerging Markets Bond Index Global ("EMBI
Global") (U.S. Dollar-denominated)
(reflects no deductions for fees, expenses or taxes)    18.54% 10.47%   11.56%
-------------------------------------------------------------------------------
JPMorgan Government Bond Index-Emerging Markets
("GBI-EM") (local currency-denominated)
(reflects no deduction for fees, expenses, or taxes)    19.93%  6.62%   10.35%
-------------------------------------------------------------------------------
Barclays Capital High Yield Index (2% Constrained)
("BC High Yield")
(reflects no deduction for fees, expenses, or taxes)    15.78% 10.45%   10.60%
-------------------------------------------------------------------------------
Composite Benchmark (equal weighted blend of EMBI
Global, GBI-EM and BC High Yield)                       18.22%  9.35%   10.98%
-------------------------------------------------------------------------------


*  After-tax returns:



   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


** Inception date: 10/15/2013. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Class Z shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Paul J. DeNoon            Since 2002      Senior Vice President of the Adviser

Gershon M. Distenfeld     Since 2008      Senior Vice President of the Adviser

Douglas J. Peebles        Since 2002      Senior Vice President of the Adviser

Marco G. Santamaria       Since 2010      Vice President of the Adviser

Matthew S. Sheridan       Since 2005      Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 12 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS


                                                           INITIAL  SUBSEQUENT
-------------------------------------------------------------------------------
Class Z Shares are available at NAV without an initial      None      None
sales charge, to 401(k) plans, 457 plans,
employer-sponsored 403(b) plans, profit-sharing and money
purchase pension plans, defined benefit plans, and
non-qualified deferred compensation plans where plan
level or omnibus accounts are held on the books of a Fund.
-------------------------------------------------------------------------------



You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary.


     .   TAX INFORMATION

Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the Funds' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' Statement of Additional Information ("SAI").


DERIVATIVES
Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS--A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash), or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies as described below under "Other Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS--An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


.. SWAP TRANSACTIONS--A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The Funds' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.


   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Fund. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaption, cap and floor transactions may, for example, be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.


 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the individually-negotiated exchange by a Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.


 - Total Return Swaps. A Fund may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

 - Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

..  OTHER DERIVATIVES AND STRATEGIES--

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

CONVERTIBLE SECURITIES

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.


FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

A Fund may invest significantly in TBA-mortgage-backed securities. A TBA, or "To Be Announced", trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Under current Securities and Exchange Commission ("Commission") guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

INFLATION-PROTECTED SECURITIES
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of IPS tends to react to changes in real interest rates. In general, the price of IPS can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of IPS can fluctuate based on fluctuations in expectations of inflation. Interest payments on IPS can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES

A Fund may invest in shares of exchange-traded funds ("ETFs"), subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.


A Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

LOAN PARTICIPATIONS
A Fund may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-RELATED, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES
A Fund may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

A Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

A Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.


A Fund may also invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. A Fund's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.


Basket securities in which a Fund may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt securities market.

PREFERRED STOCK
A Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS

A Fund may enter into repurchase agreements in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.


A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
A Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leverage risk for a Fund. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES

A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.


If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or that pays a coupon that is high in relative and/or absolute terms, or that is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

STRUCTURED PRODUCTS
A Fund may invest in certain hybrid derivatives-type investments that combine a traditional stock or bond with, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Fund to the credit risk of the structured product.


Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Fund may also invest in certain hybrid derivatives-type investments that combine a traditional bond with certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or a basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Fund may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Fund's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.


SOVEREIGN DEBT OBLIGATIONS
No established secondary markets may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations they hold. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS

Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (E.G., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may also invest in inverse floating-rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.


ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES
Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.


ADDITIONAL RISKS AND OTHER CONSIDERATIONS

Investments in the Funds involve the special risk considerations described below.

BORROWING AND LEVERAGE
The Funds may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. A Fund may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Fund uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of a Fund's shares and the relatively greater effect on the NAV of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV. In an extreme case, if the Fund's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Argentina                 Hungary                   Peru
 Belarus                   India                     Philippines
 Belize                    Indonesia                 Poland
 Brazil                    Iraq                      Russia
 Bulgaria                  Ivory Coast               Senegal
 Chile                     Jamaica                   Serbia
 China                     Jordan                    South Africa
 Colombia                  Kazakhstan                South Korea
 Croatia                   Lebanon                   Sri Lanka
 Dominican Republic        Lithuania                 Taiwan
 Ecuador                   Malaysia                  Thailand
 Egypt                     Mexico                    Turkey
 El Salvador               Mongolia                  Ukraine
 Gabon                     Nigeria                   Uruguay
 Georgia                   Pakistan                  Venezuela
 Ghana                     Panama                    Vietnam

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly known as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

UNRATED SECURITIES
A Fund may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objective and policies.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
A Fund's Board of Directors (the "Board") may change the Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

INVESTING IN THE FUNDS
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This section discusses how to buy, sell or redeem, or exchange shares of the Fund that are offered in this Prospectus. The Funds offer Class Z shares through this Prospectus and seven other classes of shares through a separate prospectus.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next-determined NAV after your order is received in proper form.

Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans").

Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.


REQUIRED INFORMATION
A Fund is required by law to obtain, verify, and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

GENERAL

IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. AllianceBernstein Investments, Inc. ("ABI") may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, AllianceBernstein Investor Services, Inc. ("ABIS") must receive and confirm your telephone exchange request by the Fund Closing time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day Exchange is open, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV after the Fund receives your redemption request in proper form.


SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN

Your broker or financial advisor must receive your sales request by the Fund Closing Time and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading activity or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.


.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial actions that may include issuing a warning, revoking certain account-related activities (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or sale activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block, or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds' assets is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS
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INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2013, totaling approximately $435 billion (of which more than $86 billion represented assets of investment companies sponsored by the Adviser). As of June 30, 2013, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 27 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 33 registered investment companies managed by the Adviser, comprising 119 separate investment portfolios, have approximately 2.7 million accounts.


The Adviser provides investment advisory services and order placement facilities for each of the Funds. For these advisory services, each Fund paid the Adviser during its most recent fiscal year a management fee as a percentage of average daily net assets as follows:


                                             FEE AS A PERCENTAGE OF
                                               AVERAGE DAILY NET    FISCAL YEAR
FUND                                                 ASSETS            ENDED
-------------------------------------------------------------------------------
AllianceBernstein Global Bond Fund                    .49%            9/30/12
AllianceBernstein High Income Fund                    .48%           10/31/12



A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's semi-annual reports to shareholders for the period ended March 31, 2013 for ALLIANCEBERNSTEIN GLOBAL BOND FUND and April 30, 2013 for ALLIANCEBERNSTEIN HIGH INCOME FUND.


The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, the Funds' portfolios are made by certain Investment Policy Teams. Each Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Fund's investments.

The following table lists the Investment Policy Teams, the person within each Investment Policy Team with the most significant responsibility for day-to-day management of each Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


         FUND AND                                    PRINCIPAL OCCUPATION(S)
       RESPONSIBLE                                   DURING THE PAST FIVE (5)
           TEAM             EMPLOYEE; YEAR; TITLE             YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein Global  Paul J. DeNoon; since     Senior Vice President of
 Bond Fund                 2002; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
 Global Fixed Income       and Director of Emerging  in a substantially
 Investment Team           Market Debt               similar capacity to his
                                                     current position since
                                                     prior to 2008.

                           Scott A. DiMaggio; since  Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                           and Director of Canada    in a substantially
                           Fixed Income              similar capacity to his
                                                     current position since
                                                     prior to 2008.

                           Michael L. Mon; since     Vice President of the
                           2003; Vice President of   Adviser, with which he
                           the Adviser               has been associated in a
                                                     substantially similar
                                                     capacity to his current
                                                     position since prior to
                                                     2008.

                           Douglas J. Peebles;       Senior Vice President of
                           since 1992; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                           and Chief Investment      in a substantially
                           Officer and Head of       similar capacity to his
                           Fixed Income              current position since
                                                     prior to 2008.

                           Matthew S. Sheridan;      Vice President of the
                           since 2007; Vice          Adviser, with which he
                           President of the Adviser  has been associated in a
                                                     substantially similar
                                                     capacity to his current
                                                     position since prior to
                                                     2008.

         FUND AND                                    PRINCIPAL OCCUPATION(S)
       RESPONSIBLE                                   DURING THE PAST FIVE (5)
           TEAM             EMPLOYEE; YEAR; TITLE             YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein High    Paul J. DeNoon; since     (see above)
 Income Fund               2002; (see above)

 Global Fixed Income Team
 and Global Credit
 Investment Team

                           Gershon M. Distenfeld;    Senior Vice President of
                           since 2008; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2008.

                           Douglas J. Peebles;       (see above)
                           since 2002; (see above)

                           Marco G. Santamaria;      Vice President of the
                           since 2010; Vice          Adviser, with which he
                           President of the Adviser  has been associated in a
                                                     substantially similar
                                                     capacity to his current
                                                     position since June
                                                     2010. Prior thereto, he
                                                     was a founding partner
                                                     at Global Securities
                                                     Advisors, an
                                                     emerging-market-oriented
                                                     fixed-income hedge fund
                                                     since prior to 2008.

                           Matthew S. Sheridan;      (see above)
                           since 2005; (see above)



The Funds' SAI provide additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Funds.


PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO

The investment teams employed by the Adviser to manage ALLIANCEBERNSTEIN HIGH INCOME FUND have substantial experience in managing discretionary accounts of institutional clients, pooled investment vehicles and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as the Funds. The Historical Accounts that are not registered investment companies are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code (the "Code") to which the Funds, as registered investment companies, are subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts. With respect to ALLIANCEBERNSTEIN HIGH INCOME FUND, the Historical Accounts' performance information is representative solely of the performance of a pooled investment vehicle that is not offered for sale in the United States.

Set forth below is performance data provided by the Adviser relating to the Historical Accounts managed by the investment team that manages the Fund's assets. Performance data is shown for the period during which the investment teams of the Adviser managed the Historical Accounts through December 31, 2012. The aggregate assets for the Historical Accounts managed by the High Income investment team as of September 30, 2012 were approximately $24.730 billion. The investment teams' Historical Accounts have a nearly identical composition of representative investment holdings and related percentage weightings. The performance data is net of all fees (including any portfolio transaction costs) charged to the Historical Accounts, calculated on a monthly basis. The highest fee payable for the Historical Accounts is 2.82% of assets for ALLIANCEBERNSTEIN HIGH INCOME FUND annually. Net-of-fee performance figures reflect the compounding effect of such fees.



The data has not been adjusted to reflect any fees that will be payable by the Funds, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Funds. Expenses associated with the distribution of Class A, Class B and Class C shares of the Fund in accordance with the plans adopted by the Board of the Fund under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Income has been accrued daily and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.


A composite benchmark, comprising the JPMorgan Emerging Markets Bond Index Global ("EMBI Global"), the JPMorgan Government Bond Index-Emerging Markets ("GBI-EM") and the Barclays Capital High Yield Index (2% Constrained) ("BC High Yield") on an equal weighted basis (the "High Income Composite Benchmark") is used by ALLIANCEBERNSTEIN HIGH INCOME FUND and its Historical Accounts, for purposes of this example, as a benchmark to measure its relative performance. EMBI Global tracks total returns for traded external debt instruments in the emerging markets, GBI-EM tracks total returns for local currency government bonds issued by emerging markets, and BC High Yield tracks the U.S. Dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.


To the extent the investment teams utilize investment techniques such as swaps, futures or options, the performance of the High Income Composite Benchmark may not be substantially comparable to the performance of the investment teams' Historical Accounts. The High Income Composite Benchmark does not reflect the deduction of any fees or expenses associated with the active management of a mutual fund.

The performance data below is provided solely to illustrate the investment teams' performance in managing the Historical Accounts as measured against a broad based market index. The performance of the Fund will be affected by the performance of the investment teams managing the Fund's assets. If the investment teams were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.


SCHEDULE OF HISTORICAL PERFORMANCE - HISTORICAL ACCOUNTS*

                HIGH INCOME     HIGH INCOME
            HISTORICAL ACCOUNTS  COMPOSITE                           BC HIGH
              TOTAL RETURN**     BENCHMARK  EMBI GLOBAL*** GBI-EM YIELD INDEX***
--------------------------------------------------------------------------------
Year
 Ended
 December
 31:
2012               16.27%          18.22%        18.54%    19.93%      15.78%
2011                0.21%           2.33%         8.46%    -6.35%       4.96%
2010               15.62%          14.01%        12.04%    13.08%      14.94%
2009               60.62%          33.73%        28.18%    16.56%      58.76%
2008              -32.27%         -14.79%       -10.91%    -6.93%     -25.88%
2007                5.91%           8.19%         6.28%    16.28%       2.26%
2006               12.56%          10.97%         9.88%    11.96%      10.76%
2005                7.99%           5.46%        10.73%     2.87%       2.76%
2004               11.11%          15.36%        11.73%    23.12%      11.14%
2003               36.36%          24.06%        25.66%    17.79%      28.78%
2002                5.26%          13.66%        13.11%    29.11%       -.24%
2001              -10.44%            N/A          1.36%      N/A        5.46%
2000               -4.25%            N/A         14.41%      N/A       -5.79%
1999               18.76%            N/A         24.18%      N/A        2.39%
1998              -15.60%            N/A        -11.54%      N/A        1.87%

 Cumulative
 total
 return
 for the
 period
 September
 22, 1997
 (inception
 of
 Historical
 Account)
 to
 December
 31, 2012         158.35%            N/A        311.47%      N/A      188.69%***

* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of all fees.

***Net inception cumulative index returns are from September 30, 1997.



AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

                                                                        SINCE
                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION
-------------------------------------------------------------------------------
High Income Historical Account        16.27% 10.44%   7.94%   11.07%    6.41%
High Income Composite Benchmark       18.22% 11.12%   9.35%   10.62%      N/A*
 EMBI Global                          18.54% 12.94%  10.47%   11.56%   10.22%**
 GBI-EM                               19.93%  8.29%   6.62%   10.35%      N/A
 BC High Yield                        15.78% 11.78%  10.45%   10.60%    7.18%**

* Inception date of Historical Account is September 22, 1997.

** Since inception average annual total returns are from December 31, 1997.



TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance, and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.


You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAIs for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

BONDS are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

FIXED-INCOME SECURITIES are investments, such as bonds, that pay a fixed rate of return.

NON-U.S. COMPANY or NON-U.S. ISSUER is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country,
(ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

SUPRANATIONAL ENTITIES are international organizations formed by two or more governments. Examples of supranational entities include the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the International Finance Corporation and the European Bank for Reconstruction and Development.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.



THE BARCLAYS CAPITAL GLOBAL AGGREGATE BOND INDEX is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Barclays Capital, including the U.S. Aggregate Index, the Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific Aggregate Index, the Eurodollar Index and the U.S. Investment-Grade 144A Index.

THE BARCLAYS CAPITAL HIGH YIELD INDEX is an unmanaged index generally representative of corporate bonds rated below investment grade.

THE JPMORGAN EMERGING MARKETS BOND INDEX GLOBAL is a broad-based, unmanaged index which tracks total return for external currency denominated debt in emerging markets.

THE JPMORGAN GOVERNMENT BOND INDEX-EMERGING MARKETS is a definitive local emerging markets debt benchmark that tracks local currency government bonds issued by emerging markets.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years and the semi-annual period ended March 31, 2013 for the Funds. The table includes financial information for the Class A shares only because the Fund's Class Z shares have not yet commenced operations. Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the past five fiscal years has been audited by Ernst & Young, LLP, the independent registered public accounting firm. The independent public accounting firm's reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

ALLIANCEBERNSTEIN GLOBAL BOND FUND

--------------------------------------------------------------------------------

                                                                       CLASS A
                               SIX MONTHS ENDED
                                MARCH 31, 2013                         YEAR ENDED SEPTEMBER 30,
                                 (UNAUDITED)          2012           2011           2010         2009         2008
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                           $     8.64     $     8.38     $     8.50     $     7.87     $     7.39  $     8.07
                                  ----------     ----------     ----------     ----------     ----------  ----------
INCOME FROM INVESTMENT
OPERATIONS
Net investment income(a)                 .09            .22(b)         .32(b)         .32            .40         .42
Net realized and unrealized
 gain (loss) on investment
 and foreign currency
 transactions                            .11            .37           (.12)           .63            .60        (.70)
Contributions from Adviser               -0-            .00(c)         -0-            -0-            -0-         -0-
                                  ----------     ----------     ----------     ----------     ----------  ----------
Net increase (decrease) in
 net asset value from
 operations                              .20            .59            .20            .95           1.00        (.28)
                                  ----------     ----------     ----------     ----------     ----------  ----------
LESS: DIVIDENDS AND
DISTRIBUTIONS
Dividends from net investment
 income                                 (.10)          (.33)          (.32)          (.32)          (.40)       (.40)
Distributions from net
 realized gain on investment
 and foreign currency
 transactions                           (.09)           -0-            -0-            -0-           (.12)        -0-
                                  ----------     ----------     ----------     ----------     ----------  ----------
Total dividends and
 distributions                          (.19)          (.33)          (.32)          (.32)          (.52)       (.40)
                                  ----------     ----------     ----------     ----------     ----------  ----------
Net asset value, end of period    $     8.65     $     8.64     $     8.38     $     8.50     $     7.87  $     7.39
                                  ==========     ==========     ==========     ==========     ==========  ==========
TOTAL RETURN
Total investment return based
 on net asset value(d)                  2.26%          7.19%          2.37%         12.38%         14.65%      (3.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000's omitted)                  $1,557,716     $1,581,096     $1,624,399     $1,744,323     $1,367,036  $1,425,649
Ratio to average net assets
 of:
 Expenses, net of
   waivers/reimbursements                .95%(e)        .92%           .91%           .98%(f)        .93%       1.04%*
 Expenses, net of
   waivers/reimbursements
   excluding interest expense
   and TALF administration fee           .93%(e)        .90%           .90%           .90%(f)        .90%        .90%
 Expenses, before
   waivers/reimbursements                .95%(e)        .93%           .95%          1.02%(f)       1.00%       1.15%
 Expenses, before
   waivers/reimbursements
   excluding interest expense
   and TALF administration fee           .93%(e)        .91%           .94%           .95%(f)        .97%       1.01%
 Net investment income                  2.19%(e)       2.55%(b)       3.80%(b)       3.98%(f)       5.65%       5.19%
Portfolio turnover rate                   57%            94%            65%            69%            91%        140%
----------------------------------------------------------------------------------------------------------------------


(a)Based on average shares outstanding.

(b)Net of expenses waived/reimbursed by the Adviser.

(c)Amount represents less than $0.005

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)Annualized.

(f)The ratio includes expenses attributable to costs of proxy solicitation.

 * Revised to include interest expense.

ALLIANCEBERNSTEIN HIGH INCOME FUND

--------------------------------------------------------------------------------

                                                                        CLASS A
                               SIX MONTHS ENDED
                                APRIL 30, 2013                            YEAR ENDED OCTOBER 31,
                                 (UNAUDITED)         2012          2011            2010           2009          2008
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                           $     9.38     $     8.73   $     9.19     $     8.24       $   5.85     $   9.02
                                  ----------     ----------   ----------     ----------       --------     --------
INCOME FROM INVESTMENT
OPERATIONS
Net investment income(a)                 .29            .56          .64(b)         .69(b)         .67(b)       .61(b)
Net realized and unrealized
 gain (loss) on investment
 and foreign currency
 transactions                            .47            .70         (.44)           .96           2.44        (2.87)
Contributions from Adviser               -0-            -0-          .00(c)         .00(c)         -0-          .00(c)
                                  ----------     ----------   ----------     ----------       --------     --------
Net increase (decrease) in
 net asset value from
 operations                              .76           1.26          .20           1.65           3.11        (2.26)
                                  ----------     ----------   ----------     ----------       --------     --------
LESS: DIVIDENDS AND
DISTRIBUTIONS
Dividends from net investment
 income                                 (.34)          (.61)        (.66)          (.70)          (.69)        (.68)
Tax return of capital                    -0-            -0-          -0-            -0-           (.01)         -0-
Distributions from net
 realized gain on investment
 and foreign currency
 transactions                            -0-            -0-          -0-            -0-           (.02)        (.23)
                                  ----------     ----------   ----------     ----------       --------     --------
Total dividends and
 distributions                          (.34)          (.61)        (.66)          (.70)          (.72)        (.91)
                                  ----------     ----------   ----------     ----------       --------     --------
Net asset value, end of period    $     9.80     $     9.38   $     8.73     $     9.19       $   8.24     $   5.85
                                  ==========     ==========   ==========     ==========       ========     ========
TOTAL RETURN
Total investment return based
 on net asset value(d)                  8.28%         15.03%*       2.48%*        20.85%*        57.11%*     (27.49)%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000's omitted)                  $2,836,106     $2,464,634   $1,686,591     $1,326,974       $780,222     $450,517
Ratio to average net assets
 of:
 Expenses, net of
   waivers/reimbursements(e)             .88%(f)        .91%         .95%           .99%**         .99%        1.03%**
 Expenses, before
   waivers/reimbursements(e)             .88%(f)        .91%         .96%          1.04%**        1.13%        1.13%**
 Net investment income                  6.14%(f)       6.22%        7.05%(b)       7.93%(b)**    10.13%(b)     7.65%(b)**
Portfolio turnover rate                   17%            42%          29%            26%            46%          74%
-------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived/reimbursed by the Adviser.

(c)Amount less than $0.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:



                                                                                           CLASS A
                                                                       SIX MONTHS ENDED
                                                                        APRIL 30, 2013      YEAR ENDED OCTOBER 31,
                                                                         (UNAUDITED)    2012 2011  2010   2009   2008
-----------------------------------------------------------------------------------------------------------------------
Net of waivers/reimbursements                                                .87%(f)    .90% .95%  .95%**  .95% 1.03%**
Before waivers/reimbursements                                                .87%(f)    .90% .96% 1.00%** 1.09% 1.07%**



(f)Annualized.

 * Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the years ended October 31, 2012, October 31, 2011, October 31, 2010, October 31, 2009 and October 31, 2008 by .06%, .03%, .15%, .05% and
   .41%, respectively.

** The ratio includes expenses attributable to costs of proxy solicitation.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below B.

NR--Indicates that Fitch does not rate the specific issue.

DOMINION BOND RATING SERVICE LIMITED
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While A is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

A settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights". If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


ALLIANCEBERNSTEIN GLOBAL BOND FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 57.75     $10,442.25
   2             10,442.25      522.11    10,964.36     60.30      10,904.06
   3             10,904.06      545.20    11,449.26     62.97      11,386.29
   4             11,386.29      569.31    11,955.60     65.76      11,889.84
   5             11,889.84      594.49    12,484.33     68.66      12,415.67
   6             12,415.67      620.78    13,036.45     71.70      12,964.75
   7             12,964.75      648.24    13,612.99     74.87      13,538.12
   8             13,538.12      676.91    14,215.03     78.18      14,136.85
   9             14,136.85      706.84    14,843.69     81.64      14,762.05
   10            14,762.05      738.10    15,500.15     85.25      15,414.90
   --------------------------------------------------------------------------
   Cumulative                $6,121.98                $707.08






ALLIANCEBERNSTEIN HIGH INCOME FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 53.55     $10,446.45
   2             10,446.45      522.32    10,968.77     55.94      10,912.83
   3             10,912.83      545.64    11,458.47     58.44      11,400.03
   4             11,400.03      570.00    11,970.03     61.05      11,908.98
   5             11,908.98      595.45    12,504.43     63.77      12,440.66
   6             12,440.66      622.03    13,062.69     66.62      12,996.07
   7             12,996.07      649.80    13,645.87     69.59      13,576.28
   8             13,576.28      678.81    14,255.09     72.70      14,182.39
   9             14,182.39      709.12    14,891.51     75.95      14,815.56
   10            14,815.56      740.78    15,556.34     79.34      15,477.00
   --------------------------------------------------------------------------
   Cumulative                $6,133.95                $656.95

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:


BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND                                SEC FILE NO.
------------------------------------------------
AllianceBernstein Global Bond Fund   811-06554
AllianceBernstein High Income Fund   811-08188

                                                                PRO-0115II-1013

                                    [GRAPHIC]

      AB
[LOGO OMIITED]


              ALLIANCEBERNSTEIN BOND FUND, INC.
              -AllianceBernstein Intermediate Bond Portfolio
              (Class A-ABQUX; Class B-ABQBX; Class C-ABQCX; Advisor Class-ABQYX; Class R-ABQRX; Class K-ABQKX; Class I-ABQIX)

              -AllianceBernstein Limited Duration High Income Portfolio
              (Class A-ALHAX; Class C-ALHCX; Advisor Class-ALHYX; Class R-ALHRX; Class K-ALHKX; Class I-ALHIX)

              ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND, INC.
              (Class A-AGSAX; Class B-AGSBX; Class C-AGCCX; Advisor Class-AGSIX; Class R-AGSRX; Class K-AGSKX; Class I-AGLIX)

              ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.
              (Class A-AGDAX; Class B-AGDBX; Class C-AGDCX; Advisor Class-AGDYX; Class R-AGDRX; Class K-AGDKX; Class I-AGDIX; Class Z-AGDZX)

              ALLIANCEBERNSTEIN GLOBAL BOND FUND, INC.
              (Class A-ANAGX; Class B-ANABX; Class C-ANACX; Advisor Class-ANAYX; Class R-ANARX; Class K-ANAKX; Class I-ANAIX; CLASS Z-ANAZX)


--------------------------------------------------------------------------------

                 c/o AllianceBernstein Investor Services, Inc.
                P. O. Box 786003, San Antonio, Texas 78278-6003
                           Toll Free: (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                  January 31, 2013, as amended Ocotber 15, 2013


--------------------------------------------------------------------------------


            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated January 31, 2013, for the AllianceBernstein Intermediate Bond Portfolio ("Intermediate Bond") and AllianceBernstein Limited Duration High Income Portfolio ("Limited Duration") of AllianceBernstein Bond Fund, Inc., AllianceBernstein Unconstrained Bond Fund, Inc. ("Unconstrained Bond"), AllianceBernstein Global Bond Fund, Inc. ("Global Bond") and AllianceBernstein High Income Fund, Inc. ("High Income") (each a "Fund" and collectively, the "Funds") that offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of the Funds (except Limited Duration, which offers Class A, Class C and Advisor Class Shares in the Prospectus) and the prospectus dated October 15, 2013 offering Class Z shares for High Income and Global Bond (the "Prospectus"). Each of the Funds listed above is hereinafter referred to as a Fund, and collectively, the Funds. Financial statements for Intermediate Bond, Unconstrained Bond and High Income for the year ended October 31, 2012, and financial statements for Global Bond and Limited Duration for the year and period ended September 30, 2012, and semi-annual report for the six-month period ended March 31, 2013 for Global Bond and April 30, 2013, with respect to High Income are included in each Fund's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectus and each Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc., ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS..............................1
INVESTMENT RESTRICTIONS.......................................................45
MANAGEMENT OF THE FUNDS.......................................................47
EXPENSES OF THE FUNDS.........................................................80
PURCHASE OF SHARES............................................................91
REDEMPTION AND REPURCHASE OF SHARES..........................................116
SHAREHOLDER SERVICES.........................................................119
NET ASSET VALUE..............................................................123
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................127
FUND TRANSACTIONS............................................................135
GENERAL INFORMATION..........................................................140
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
      ACCOUNTING FIRM........................................................160
APPENDIX A: STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING ...........A-1


--------

AllianceBernstein and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein, L.P.

--------------------------------------------------------------------------------

               INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

--------------------------------------------------------------------------------

Introduction to the Funds
-------------------------

            Except as otherwise noted, each Fund's investment objectives and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may, therefore, be changed by the Fund's Board of Directors (the "Board") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectus.

Derivatives
-----------

            A Fund may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives--options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Fund are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract is a customized privately-negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

            Swaps. A swap, which may be standardized and exchange-traded or customized, and privately negotiated, is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

            Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

                  -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

                  -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

                  -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately-negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately-negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to a privately-negotiated derivative in evaluating potential credit risk.

                  -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

                  -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

                  -- Risk of Governmental Regulation of Derivatives. Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new government regulation of various types of derivative instruments, including futures and swaps, may affect a Fund's ability to use such instruments as a part of its investment strategy.

                  -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

            Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the Commodity Futures Trading Commission ("CFTC") thereunder. Under CFTC rules, a registered investment company that conducts more than a minimal amount of trading in futures, commodity options, swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator. Under such rules, registered investment companies are subject to additional disclosure and reporting requirements. The Adviser and the Funds, except for Unconstrained Bond, have claimed an exclusion from the definition of commodity pool operator under CFTC Rule 4.5 and are not currently subject to these registration, disclosure and reporting requirements. This exclusion is not available to Unconstrained Bond, and the Adviser has registered as a CPO with respect to this Fund. As a result, Unconstrained Bond will be subject to additional disclosure and reporting requirements. The CFTC has not yet adopted final rules for these additional requirements and, therefore, the scope of these requirements is currently unclear but could potentially affect the Fund's expenses.

Use of Options, Futures, Forwards and Swaps by a Fund
-----------------------------------------------------

            - Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Fund may also use forward currency exchange contracts to seek to increase total return when AllianceBernstein L.P., the Fund's adviser (the "Adviser"), anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            - Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

            A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

            A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

            A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., over-the-counter) transactions. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            -- Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

            The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

            -- Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging or non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            -- Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

            A Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

            -- Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            --Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. With respect to Intermediate Bond, the Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transactions.

            --Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

            - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

            - Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

            - Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

            Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of swap contracts on the statement of operations.

            - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
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            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Fund assumes the rights and risks of ownership of the security, but does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns.

            When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

            The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

            Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, (including fixed-rate or variable-rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

            At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities
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            A Fund will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("SEC") interpretation or position with respect to such type of securities.

Investment in Exchange-Traded Funds and Other Investment Companies
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            A Fund may invest in shares of exchange-traded funds ("ETFs"), subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            A Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Loans of Portfolio Securities
-----------------------------

            A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and, that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight of the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Fund in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

            A Fund will invest any cash collateral in a money market fund that complies with Rule 2a-7 under the 1940 Act, has been approved by the Board and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            A Fund will not have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Fund lends its securities, its investment performance will continue to reflect the value of securities on loan.

Loan Participations and Assignments
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            A Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers ("Loans") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

            A Fund's investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

            A Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher.

            When a Fund purchases Assignments from Lenders it will typically acquire direct rights against the borrower on a Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment.

            Loans in which a Fund may invest include participations in "bridge loans", which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition. A Fund may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

            A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its asset value.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities
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            The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Funds) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through". These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate, 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestment of monthly payments received by the Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

            The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations or corporate instrumentalities of the U.S. Government respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Department of the Treasury ("U.S. Treasury") in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury has provided additional funding to the GSEs and their future is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or GSE guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored, mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label, mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

            Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            A Fund will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. A Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

            Structured Securities. A Fund may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. A Fund's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

            A Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

            Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Participation in the TALF Program
---------------------------------

            A Fund may invest a portion of its assets through participation in the Term Asset-Backed Securities Loan Facility program ("TALF Program"), a program created by the Board of Governors of the Federal Reserve System (the "Federal Reserve") and the U.S. Treasury to assist the securitization markets by supporting the issuance of certain eligible collateral, which are investment-grade rated, asset-backed securities such as automobile loans, student loans, and credit card loans, as well as receivables related to residential mortgage servicing advances or certain commercial mortgage-backed securities. The types of eligible collateral, among other requirements, must at issuance be rated in the highest investment-grade rating category by at least two ratings agencies (without the benefit of a third-party guarantee), and must not be placed on a watch list or downgraded by any such rating agency. The TALF Program is operated by the Federal Reserve Bank of New York (the "New York Fed"). Under the TALF Program, the New York Fed provided non-recourse loans to a Fund in a minimum size of $10 million. The TALF program ceased making loans on eligible collateral on June 30, 2010.

            In order to obtain a loan under the TALF Program, a Fund is required to put up a certain percentage of the purchase price or value of the eligible collateral (called the "haircut"). In addition, it is required to pay an administrative fee to the New York Fed on the settlement date of each TALF Program loan received by the Fund. The interest rate under the loan will vary and will be determined under the terms of the TALF Program. The term of a loan under the TALF Program depends on the nature of the eligible collateral and are currently three years or five years.

            In connection with a TALF Program loan, a Fund pledged eligible collateral, which consisted of either certain eligible asset-backed securities that the Fund currently owns or other asset-backed securities that the Fund purchased with the loan proceeds. Except in limited circumstances, TALF loans by the New York Fed to the Fund are non-recourse, and if the Fund does not repay the loan, the New York Fed may enforce its rights only against the eligible collateral pledged by the Fund and not against any other assets of the Fund. TALF loans are prepayable at the option of the Fund without penalty, and the Fund may satisfy its loan obligation in full at any time by surrendering the eligible collateral to the New York Fed. If the securities constituting eligible collateral default and lose all their value, under the current terms of the TALF Program the New York Fed cannot look to the Fund to cover the principal on the loan. Generally, under the terms of the TALF Program payment of principal on eligible collateral must be used immediately to reduce the principal amount of the TALF loan in proportion to the haircut (for example, if the original haircut was 10%, 90% of any principal repaid must be immediately paid to the New York
Fed).

            The risk of leverage to the Fund under the TALF Program is the same risk of leverage that applies to other types of borrowings the Fund may engage in (see "Borrowing and Use of Leverage" below for more details). Loans under the TALF Program are not subject to the Funds' limitations on borrowings (which are generally limited to 33 1/3% of the Fund's total assets). However, the Fund must maintain segregated liquid assets (in addition to any assets pledged as eligible collateral), marked-to-market daily, in an amount equal to the Fund's outstanding principal and interest under the TALF loan, treating the loans under the TALF Program similar to other financial instruments (such as reverse repurchase agreements) that obligate a fund to "cover" its obligation to purchase or deliver cash or securities at a future time.

            Participations in the TALF Program and other loan programs sponsored by the United States (and any of its subdivisions, agencies, departments, commissions, boards, authorities, instrumentalities or bureaus) are not considered purchasing securities on margin for purposes of the Fund's limits on margin.

            The Federal Reserve may also change the terms of the TALF Program at its discretion and there is no guarantee that retroactive changes to the TALF Program will not occur. The Fund cannot predict the form any such changes or modifications might take and, if the Fund participates in the TALF Program, such changes may adversely affect the value of the Fund's assets and the ability of the Fund to achieve its investment objectives.

            Participation in the TALF Program requires the Fund to contract with a primary dealer that is authorized to act as agent for the Fund. A primary dealer may receive direct or indirect fees for its services. Any such fees incurred will be borne by the Fund. Under the terms of the TALF Program, any interest and principal payments from TALF eligible collateral are directed first to a custodial account in the name of the primary dealer prior to remittance to the Fund. As a result, the Fund is subject to the counterparty risk of the primary dealer. Any voting rights held in respect of TALF eligible collateral under a TALF Program loan currently are subject to the consent of the New York Fed, whose consent must be obtained via the primary dealer, which may delay the Fund's voting ability.

            Under certain circumstances, loans under the TALF Program may become recourse to the Fund, which may adversely affect the Fund's ability to achieve its investment objective. In connection with any borrowing by the Fund under the TALF Program, a Fund is required to represent, among other things, that at the time of borrowing the Fund is an eligible borrower and that the collateral is eligible collateral. A determination that the Fund is, at any time, not an eligible borrower (based on the criteria that is applicable at the time of borrowing), or a determination that certain representations made by the Fund under the TALF Program were untrue when made, will cause the loan to become full recourse to the Fund, and the Fund must then repay the loan or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Fund. Additionally, the loan may become recourse to the Fund if certain persons acquire more than 25% of the Fund's outstanding securities or if the Fund fails to make certain timely filings under the TALF Program. If loans under the TALF Program become recourse against the Fund and the value of the eligible collateral pledged to the New York Fed does not at least equal the amount of principal and interest the Fund owes to the New York Fed under the loan, then the Fund will be required to pay the difference to the New York Fed. In order to make this payment, the Fund may be required to sell portfolio securities during adverse market conditions or at other times it would not otherwise choose to sell such securities. Finally, if the Fund were to surrender its eligible collateral under the terms of the TALF Program, it would lose the amount of the haircut.

            Under the terms of its agreement with the Fund, the primary dealer generally disclaims all liability for losses that may occur in connection with the TALF Program, the risk of which is borne by the Fund. Further, the Fund indemnifies for any losses that the primary dealer may incur under the terms of the TALF Program. The primary dealer may terminate its agreement with the Fund at any time. If the Fund is not able to find a replacement primary dealer within the requisite period of time, it may be required to either repay the loan, sell the eligible collateral, or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Fund. Agreements with the primary dealer are subject to amendment by the primary dealer without the Fund's consent, in order to conform to any future amendments of the TALF Program by the Federal Reserve.

            Participation in TALF does not subject the Fund or the Adviser to restrictions on executive compensation under the U.S. Treasury's Troubled Assets Relief Program.

Preferred Stock
---------------

            A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of a repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

            A Fund may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the New York Fed) in such securities. There is no percentage restriction on a Fund's ability to enter into repurchase agreements. Currently, each Fund intends to enter into repurchase agreements only with its custodian and such primary dealers.

            A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

            Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Fund sells portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Fund of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash invested in portfolio securities.

            Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

            Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Fund's common stocks because the Fund uses the proceeds to make investments in other securities. See "Borrowing and Use of Leverage" below.

Securities Ratings
------------------

            The ratings of fixed-income securities by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

            Non-rated securities will also be considered for investment by a Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.

            The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

            The Adviser will try to reduce the risk inherent in the Fund's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for Funds that invest in high-yielding securities, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

            In the event that the credit rating of a security held by the Fund is downgraded, the credit quality deteriorates after purchase, or the security defaults, the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

            Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Short Sales
-----------

            A Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, the security is not to be delivered upon consummation of the sale. Among other reasons, a Fund may make short sales of securities or maintain a short position for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. The Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Structured Products
-------------------

            A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: A Fund may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

U.S. Government Securities
--------------------------

            U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration and including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or institutions; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that were historically not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC (which are, as described above, now in effect backed by the full faith and credit of the U.S. Government due to the conservatorship of the agencies), and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

            U.S. Government securities also include zero-coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero-coupon securities are described in more detail in "Zero-Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities - Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

            Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

            Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of inflation-protected securities may be vulnerable to changes in expectations of inflation. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

            TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

            Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.

            U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities
----------------------

            A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

            A Fund may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. A Fund may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

            Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by the Funds may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

            Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

            Current federal tax law requires that a holder (such as the Funds) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, a Fund may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. The Funds believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet their investment objectives.

Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. A Fund may use borrowings for investment purposes subject to the restrictions of the 1940 Act. A Fund may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Fund uses the cash proceeds made available during the term of these transactions to make investments in other securities.

            Borrowings by a Fund result in leveraging of the Fund's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Fund's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Fund on borrowings and the rates received by the Fund from its investment portfolio issuers will provide the Fund's shareholders with a potentially higher yield.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize higher current net investment income than if the Fund were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When a Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund's exposure, on a marked-to-market or other relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The segregation of assets is intended to enable the Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund's exposure to loss.

            Investments in Lower-Rated and Unrated Instruments. A Fund may invest in lower-rated securities, in some cases, substantially (High Income), which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

            Many fixed-income securities, including certain U.S. corporate fixed-income securities in which a Fund may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

            In seeking to achieve a Fund's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

            U.S. Corporate Fixed-Income Securities. A Fund may invest in U.S. corporate fixed-income securities that may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. A Fund may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Fund's investment objectives. A Fund's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxes".

            Investors should understand that the expense ratio of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets adjusted to reflect the Fund's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet, among other things, distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Policies and Practices", above.

            Additional Risks of Options on Forward Currency Exchange Contracts, Options on Foreign Currencies, Swaps and Other Options. Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies and forward currency exchange contracts may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward currency exchange contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

            Over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

            Options on U.S. Government securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume period.

            Sovereign Debt Obligations. No established secondary markets may exist for many of the Sovereign Debt Obligations in which a Fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

            By investing in Sovereign Debt Obligations, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

            Many countries providing investment opportunities for a Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

            Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which a Fund may invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

            Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

            The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any.

            To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

            Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its Sovereign Debt Obligations.

            A Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Fund's investment objectives. A Fund may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

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                            INVESTMENT RESTRICTIONS

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Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

            As a matter of fundamental policy, a Fund:

            (a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

            (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to be the issuance of a senior security;

            (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (e) with respect to High Income and Global Bond, may not purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts, and, with respect to Intermediate Bond and Unconstrained Bond, may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

            (f) may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

            As a matter of fundamental policy, each of Intermediate Bond, Unconstrained Bond and High Income is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

            o     Cash or cash items;
            o     Government securities;
            o     Securities of other investment companies; and
            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

            As a matter of fundamental policy, Limited Duration and Global Bond are "non-diversified" investment companies, which means the Funds are not limited in the proportion of its assets that may be invested in the securities of a single issuer. This policy may be changed without a shareholder vote. Because Limited Duration and Global Bond are non-diversified investment companies, they may invest in a smaller number of individual issuers than a diversified investment company, and an investment in the Funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Non-Fundamental Investment Policies
-----------------------------------

            As a matter of non-fundamental policy, each Fund has adopted a policy that provides that the Fund may not purchase securities on margin, except
(i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

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                            MANAGEMENT OF THE FUNDS

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The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of each Fund's Board (see "Management of the Funds" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2012, totaling approximately $419 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of September 30, 2012, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                        AXA and its subsidiaries             61.0%
                        AllianceBernstein Holding L.P.       37.5
                        Unaffiliated holders                  1.5
                                                          --------
                                                              100%
                                                          ========

            AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2012, AXA owned approximately 1.4% of the issued and outstanding assignments of beneficial Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.2% economic interest in the Adviser as of September 30, 2012.

Advisory Agreement and Expenses
-------------------------------

            The Adviser serves as investment manager and adviser of each of the Funds, continuously furnishes an investment program for each Fund, and manages, supervises and conducts the affairs of each Fund, subject to supervision of each Fund's Board.

            Under the Advisory Agreements for the Funds, the Adviser furnishes advice and recommendations with respect to the Funds' portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Funds. Such officers and employees may be employees of the Adviser or its affiliates.

            The Adviser is, under each Fund's Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

            The Funds have, under the Advisory Agreements, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ their own personnel. For such services it may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Funds at cost and the payments therefore must be specifically approved by the Fund's Board. For the fiscal year ended October 31, 2012, for Intermediate Bond, Unconstrained Bond and High Income, the Funds paid the Adviser a total of $63,075, $65,274 and $60,536, respectively for these services. For the fiscal period and fiscal year ended September 30, 2012 for Limited Duration and Global Bond, the Fund paid the Adviser a total of $59,173 and $58,165, respectively, for these services.

            Each Advisory Agreement, except for Limited Duration as discussed below, continues in effect provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, continuance of each advisory agreement was approved for an additional annual term by the Board at meetings held on November 6-8, 2012.

            With respect to Limited Duration, the Advisory Agreement became effective on December 7, 2011. The Advisory Agreement provides that it will continue in effect for two years from its effective date and thereafter from year to year provided that its continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of the Fund or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party.

            Any material amendments to the Advisory Agreements must be approved by a vote of the outstanding securities of the relevant Fund and by a vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreements are terminable without penalty by a vote of a majority of the Funds' outstanding voting securities or by a vote of a majority of the Directors on 60 days' written notice or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the Adviser's clients (including the Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

            The Adviser is compensated for its services at the following annual rates:

       Fund           Annual Percentage Rate
       ----           ----------------------

Intermediate Bond     .45 of 1% of the first $2.5 billion of average net assets

                      .40 of 1% of the excess of $2.5 billion up to $5 billion of average net assets

                      .35 of 1% of the excess over $5 billion of average net assets

Limited Duration      0.60% of the first $2.5 billion of average net assets

                      0.55% of the excess of $2.5 billion up to $5 billion of average net assets

                      0.50% of the excess over $5 billion of average net assets

Unconstrained Bond    .50 of 1% for the first $2.5 billion of average daily net
                      assets

                      .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets

                      .40 of 1% of the excess over $5 billion of average daily net assets

Global Bond           .50 of 1% for the first $2.5 billion of average daily net
                      assets

                      .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets

                      .40 of 1% of the excess over $5 billion of average daily net assets

High Income           .50 of 1% for the first $2.5 billion of average daily net
                      assets

                      .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets

                      .40 of 1% of the excess over $5 billion of average daily net assets

            The fee is accrued daily and paid monthly.

            With respect to Limited Duration, the Adviser has agreed to waive its management fee and/or bear expenses of the Fund through December 7, 2014 to the extent necessary to prevent total Fund operating expenses, on an annualized basis from exceeding 1.05%, 1.75%, 1.25%, 1.00%, 0.75%, 0.85%, 0.75% and 0.75%
of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Class 1, Class 2 and Advisor Class shares (excluding acquired fund fees and expenses of any AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs). Fees waived and expenses borne by the Adviser are subject to reimbursement by the Fund until December 7, 2014, provided that no reimbursement payment will be made that would cause the Fund's total annual operating expenses to exceed the expense limitations set forth above or cause the total of the payments to exceed the Fund's total initial offering expenses.

            The Adviser has contractually agreed, with respect to Intermediate Bond and Unconstrained Bond, for the period from the effective date of each Fund's Prospectus to the effective date of the subsequent Prospectus incorporating each Fund's annual financial statements (the "Period") to waive its fee and bear certain expenses so that total operating expenses, excluding interest expense, do not, on an annual basis, exceed the amounts noted for the Funds listed in the table below. These fee waiver and/or expense reimbursement agreements automatically extend each year unless the Adviser provides notice 60 days prior to the end of the Period.

   Fund                                   Expense Caps
   ----                                   ------------

   Intermediate Bond      Class A           .90% of average net assets
                          Class B          1.60% of average net assets
                          Class C          1.60% of average net assets
                          Advisor Class     .60% of average net assets
                          Class R          1.10% of average net assets
                          Class K           .85% of average net assets
                          Class I           .60% of average net assets

   Unconstrained Bond     Class A           .90% of aggregate daily net assets
                          Class B          1.60% of aggregate daily net assets
                          Class C          1.60% of aggregate daily net assets
                          Advisor Class     .60% of aggregate daily net assets
                          Class R          1.10% of aggregate daily net assets
                          Class K           .85% of aggregate daily net assets
                          Class I           .60% of aggregate daily net assets

            For the three most recent fiscal years or since inception of the Funds, the Funds paid the Adviser advisory fees from the Funds as follows:

                                                              Amounts waived or
                                                              Reimbursed under
                                                              Expense Limitation
      Fund                               Advisory Fees        Undertaking
      ----                               -------------        ------------------

      Intermediate Bond
      2012                                 $2,457,595              $762,405
      2011                                  2,477,246               829,500
      2010                                  2,592,080             1,181,888
      Limited Duration
      2012                                   $205,002              $443,314
      Unconstrained Bond
      2012                                   $499,523              $545,026
      2011                                    465,625               506,640
      2010                                    374,781               489,151
      Global Bond
      2012                                $15,757,284              $327,321
      2011                                 14,830,770             1,129,213
      2010                                 12,980,904             1,347,642
      High Income
      2012                                $19,618,738               $11,114
      2011                                 14,510,631               176,086
      2010                                  7,787,382               736,252

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein Blended Style Series, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Discovery Growth Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Risk Allocation Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc. and AllianceBernstein Multi-Manager Alternative Fund, all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AllianceBernstein Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc. and the AllianceBernstein Multi-Manager Alternative Fund, are referred to collectively below as the "AllianceBernstein Funds".

Board of Directors Information
------------------------------

            Certain information concerning the Funds' Directors is set forth below.


                                                                                OTHER PUBLIC
                                                            PORTFOLIOS          COMPANY
                                                            IN                  DIRECTORSHIPS
                               PRINCIPAL                    ALLIANCEBERNSTEIN   HELD
NAME, ADDRESS*,                OCCUPATION(S)                FUND COMPLEX        BY DIRECTOR IN
AGE AND                        DURING PAST                  OVERSEEN            THE PAST FIVE
(YEAR FIRST ELECTED**)         FIVE YEARS OR LONGER         BY DIRECTOR         YEARS
----------------------------   --------------------------   -----------------   --------------
INDEPENDENT DIRECTORS
---------------------

Chairman of the Board

William H. Foulk, Jr., #, ##   Investment Adviser and an            101         None
80                             Independent Consultant
(1998 - Intermediate Bond)     since prior to 2008.
(1992 - Global Bond)           Formerly, he was Senior
(1993 - High Income)           Manager of Barrett
(1995 - Unconstrained Bond)    Associates, Inc., a
(2011 - Limited Duration)      registered investment
                               adviser. He was formerly
                               Deputy Comptroller and
                               Chief Investment Officer
                               of the State of New York
                               and, prior thereto, Chief
                               Investment Officer of the
                               New York Bank for Savings.
                               He has served as a
                               director or trustee of
                               various AllianceBernstein
                               Funds since 1983 and has
                               been Chairman of the
                               AllianceBernstein Funds
                               and of the Independent
                               Directors Committee of
                               such Funds since 2003.

John H. Dobkin, ##             Independent Consultant               101         None
70                             since prior to 2008.
(1998 - Intermediate Bond)     Formerly, President of
(1992 - Global Bond)           Save Venice, Inc.
(1993 - High Income)           (preservation
(1995 - Unconstrained Bond)    organization) from 2001 -
(2011 - Limited Duration)      2002, Senior Advisor from
                               June 1999 - June 2000 and
                               President of Historic
                               Hudson Valley (historic
                               preservation) from
                               December 1989 - May 1999.
                               Previously, Director of
                               the National Academy of
                               Design. He has served as a
                               director or trustee of
                               various AllianceBernstein
                               Funds since 1992.

Michael J. Downey, ##          Private Investor since               101         Asia Pacific Fund,
69                             prior to 2008. Formerly,                         Inc. and The Merger
(2005 - Intermediate Bond)     managing partner of                              Fund since prior to
(2005 - Global Bond)           Lexington Capital, LLC                           2008 and Prospect
(2005 - High Income)           (investment advisory firm)                       Acquisition Corp.
(2005 - Unconstrained Bond)    from December 1997 until                         (financial services)
(2011 - Limited Duration)      December 2003. From 1987                         from 2007 until 2009
                               until 1993, Chairman and
                               CEO of Prudential Mutual
                               Fund Management, director
                               of the Prudential mutual
                               funds and member of the
                               Executive Committee of
                               Prudential Securities Inc.
                               He has served as a
                               director or trustee of the
                               AllianceBernstein Funds
                               since 2005.

D. James Guzy, ##              Chairman of the Board of             101         Cirrus Logic
76                             PLX Technology                                   Corporation
(2005 - Intermediate Bond)     (semi-conductors) and of                         (semi-conductors)
(2005 - Global Bond)           SRC Computers Inc., with                         and PLX Technology
(2005 - High Income)           which he has been                                (semi-conductors)
(2005 - Unconstrained Bond)    associated since prior to                        since prior to 2008
(2011 - Limited Duration)      2008. He was a director of                       and Intel
                               Intel Corporation                                Corporation
                               (semi-conductors) from                           (semi-conductors)
                               1969 until 2008, and                             until 2008
                               served as Chairman of the
                               Finance Committee of such
                               company for several years
                               until May 2008. He has
                               served as a director or
                               trustee of one or more of
                               the AllianceBernstein
                               Funds since 1982.

Nancy P. Jacklin, ##           Professorial Lecturer at             101         None
64                             the Johns Hopkins School
(2006 - Intermediate Bond)     of Advanced International
(2006 - Global Bond)           Studies since 2008.
(2006 - High Income)           Formerly, U.S. Executive
(2006 - Unconstrained Bond)    Director of the
(2011 - Limited Duration)      International Monetary
                               Fund (December 2002-May
                               2006); Partner, Clifford
                               Chance (1992-2002); Sector
                               Counsel, International
                               Banking and Finance, and
                               Associate General Counsel,
                               Citicorp (1985-1992);
                               Assistant General Counsel
                               (International), Federal
                               Reserve Board of Governors
                               (1982-1985); and Attorney
                               Advisor, U.S. Department
                               of the Treasury
                               (1973-1982). Member of the
                               Bar of the District of
                               Columbia and of New York;
                               and member of the Council
                               on Foreign Relations. She
                               has served as a director
                               or trustee of the
                               AllianceBernstein Funds
                               since 2006.

Garry L. Moody, ##             Independent Consultant.              101         None
60                             Formerly, Partner,
(2008 - Intermediate Bond)     Deloitte & Touche LLP
(2008 - Global Bond)           (1995-2008) where he held
(2008 - High Income)           a number of senior
(2008 - Unconstrained Bond)    positions, including Vice
(2011 - Limited Duration)      Chairman, and U.S. and
                               Global Investment
                               Management Practice
                               Managing Partner;
                               President, Fidelity
                               Accounting and Custody
                               Services Company
                               (1993-1995); and Partner,
                               Ernst & Young LLP
                               (1975-1993), where he
                               served as the National
                               Director of Mutual Fund
                               Tax Services. He has
                               served as a director or
                               trustee, and as Chairman
                               of the Audit Committee, of
                               the AllianceBernstein
                               Funds since 2008.

Marshall C. Turner, Jr., ##    Private Investor since               101         Xilinx, Inc.
71                             prior to 2008. Interim CEO                       (programmable logic
(2005 - Intermediate Bond)     of MEMC Electronic                               semi-conductors) and
(2005 - Global Bond)           Materials, Inc.                                  MEMC Electronic
(2005 - High Income)           (semi-conductor and solar                        Materials, Inc.
(2005 - Unconstrained Bond)    cell substrates) from                            (semi-conductor and
(2011 - Limited Duration)      November 2008 until March                        solar cell
                               2009. He was Chairman and                        substrates) since
                               CEO of Dupont Photomasks,                        prior to 2008
                               Inc. (components of                              until 2009.
                               semi-conductor
                               manufacturing), 2003-2005,
                               and President and CEO,
                               2005-2006, after the
                               company was acquired and
                               renamed Toppan Photomasks,
                               Inc. He has served as a
                               director or trustee of one
                               or more of the
                               AllianceBernstein Funds
                               since 1992.

Earl D. Weiner, ##             Of Counsel, and Partner              101         None
73                             prior to January 2008, of
(2007 - Intermediate Bond)     the law firm Sullivan &
(2007 - Global Bond)           Cromwell LLP, and member
(2007 - High Income)           of ABA Federal Regulation
(2007 - Unconstrained Bond)    of Securities Committee
(2011 - Limited Duration)      Task Force to draft
                               editions of the Fund
                               Director's Guidebook. He
                               has served as a director
                               or trustee of the
                               AllianceBernstein Funds
                               since 2007 and is Chairman
                               of the Governance and
                               Nominating Committees
                               of the Funds.

INTERESTED DIRECTOR

Robert M. Keith, +,            Senior Vice President of             101         None
52                             the Adviser++ and head of
                               AllianceBernstein
                               Investments, Inc.
                               ("ABI")++ since July
                               2008; Director of ABI and
                               President of the
                               AllianceBernstein Mutual
                               Funds. Previously, he
                               served as Executive
                               Managing Director of ABI
                               from December 2006 to June
                               2008. Prior to joining ABI
                               in 2006, Executive
                               Managing Director of
                               Bernstein Global Wealth
                               Management, and prior
                               thereto, Senior Managing
                               Director and Global Head
                               of Client Service and
                               Sales of the Adviser's
                               institutional investment
                               management business since
                               2004. Prior thereto,
                               Managing Director and Head
                               of North American Client
                               Service and Sales in the
                               Adviser's institutional
                               investment management
                               business, with which he
                               had been associated since
                               prior to 2004.


--------
* The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Funds' Directors.
#     Member of the Fair Value Pricing Committee.
## Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.
++    The Adviser and ABI are affiliates of the Funds.


            The business and affairs of each Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

            Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            Each Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board of each Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. Each Fund's Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. Each Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of a Board's general oversight of a Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), a Fund's Senior Officer (who is also a Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

            Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

            Board Committees. Each Fund's Board has four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Boards in their oversight of the Fund's financial reporting process. The Audit Committee of Intermediate Bond, Limited Duration, Unconstrained Bond, Global Bond and High Income met twice during the Funds' most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of Intermediate Bond, Limited Duration, Unconstrained Bond, Global Bond and High Income met three times during the Funds' most recently completed fiscal year.

            The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.

            The Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a fund of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Funds made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Funds' NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Funds' most recently completed fiscal year.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of Intermediate Bond, Limited Duration, Unconstrained Bond, Global Bond and High Income met seven times during the Fund's most recently completed fiscal year.

            The dollar range of each Fund's securities owned by each Director and the aggregate dollar range of securities of funds in the AllianceBernstein Fund Complex owned by each Director are set forth below.

                                  Dollar Range of Equity Securities in the Funds
                                             As of December 31, 2012
                                             -----------------------

Name of Trustee          Intermediate  Unconstrained  Global   High    Limited
---------------              Bond          Bond        Bond   Income  Duration
                             -----         -----       -----  ------  --------
John H. Dobkin               None          None        None    None     None
Michael J. Downey            None          None        None    None     None
William H. Foulk, Jr.        None          None        None    None     None
D. James Guzy                None          None        None    None     None
Nancy P. Jacklin             None          None        None    None     None
Robert M. Keith*             None          None        None    None     None
Garry L. Moody               None          None        None    None     None
Marshall C. Turner, Jr.      None          None        None    None     None
Earl D. Weiner               None          None        None   $10,001-  None
                                                              $50,000


                                  Aggregate Dollar Range of Equity
                               SSecurities in the AllianceBernstein
                                            Fund Complex
Name of Trustee                       as of December 31, 2012
---------------                       -----------------------

John H. Dobkin                             Over $100,000
Michael J. Downey                          Over $100,000
William H. Foulk, Jr.                      Over $100,000
D. James Guzy                              Over $100,000
Nancy P. Jacklin                           Over $100,000
Robert M. Keith*                                None
Garry L. Moody                             Over $100,000
Marshall C. Turner, Jr.                    Over $100,000
Earl D. Weiner                             Over $100,000

*For information presented as of December 31, 2012 with respect to Mr. Keith, unvested interests in certain deferred compensation plans, including the Partner Compensation Plan, are not included.

Officer Information
-------------------

Certain information concerning each Fund's officers is set forth below.

                         POSITION(S)
NAME, ADDRESS,*          HELD WITH         PRINCIPAL OCCUPATION
AND AGE                  FUND              DURING PAST FIVE YEARS
---------------          -----------       ----------------------

Robert M. Keith,         President and     See biography above.
52                       Chief Executive
                         Officer

Philip L. Kirstein,      Senior Vice       Senior Vice President and Independent
67                       President and     Compliance Officer of the Funds in
                         Independent       the AllianceBernstein Fund Complex,
                         Compliance        with which he has been associated
                         Officer           since October 2004. Prior thereto, he
                                           was Of Counsel to Kirkpatrick &
                                           Lockhart, LLP from October 2003 to
                                           October 2004, and General Counsel of
                                           Merrill Lynch Investment Managers,
                                           L.P. since prior to March 2003.

Emilie D. Wrapp,         Secretary         Senior Vice President, Assistant
57                                         General Counsel and Assistant
                                           Secretary of ABI,** with which she
                                           has been associated since prior to
                                           2008.

Joseph J. Mantineo,      Treasurer         Senior Vice President of ABIS,** with
53                       and Chief         which he has been associated since
                         Financial         prior to 2008.
                         Officer

Stephen M. Woetzel,      Controller        Vice President of ABIS,** with which
41                                         he has been associated since prior to
                                           2008.

Intermediate Bond
-----------------

Paul J. DeNoon,          Vice President    Senior Vice President of the
50                                         Adviser,** with which he has been
                                           associated since prior to 2008.

Shawn E. Keegan,         Vice President    Vice President of the Adviser,** with
41                                         which he has been associated since
                                           prior to 2008.

Alison M. Martier,       Vice President    Senior Vice President of the
56                                         Adviser,** with which she has been
                                           associated since prior to 2008.

Douglas J. Peebles,      Vice President    Senior Vice President of the
47                                         Adviser,** with which he has been
                                           associated since prior to 2008.

Greg J. Wilensky,        Vice President    Senior Vice President of the
45                                         Adviser,** with which he has been
                                           associated since prior to 2008.

Limited Duration
----------------

Gershon M. Distenfeld,   Vice President    Senior Vice President of the
37                                         Adviser,** with which he has been
                                           associated since prior to 2008.

Ashish C. Shah,          Vice President    Senior Vice President of the
42                                         Adviser,** with which he has been
                                           associated since May 2010. From
                                           September 2008 until May 2010, he was
                                           a Managing Director and Head of
                                           Global Credit Strategy at Barclays
                                           Capital. Prior thereto, he was Head
                                           of Credit Strategy at Lehman
                                           Brothers, since prior to 2008.

Michael E. Sohr,         Vice President    Senior Vice President of the
47                                         Adviser,** with which he has been
                                           associated since prior to 2008.

Amy Strugazow,           Vice President    Vice President of the Adviser,** with
36                                         which she has been associated since
                                           prior to 2008.

Unconstrained Bond
------------------

Paul J. DeNoon,          Vice President    See above.
50

Michael L. Mon,          Vice President    Vice President of the Adviser,** with
43                                         which he has been associated since
                                           prior to 2008.

Douglas J. Peebles,      Vice President    See above.
47

Matthew S. Sheridan,     Vice President    Senior Vice President of the
37                                         Adviser,** with which he has been
                                           associated since prior to 2008.

Global Bond
-----------

Paul J. DeNoon,          Vice President    See above.
50

Scott A. DiMaggio,       Vice President    Senior Vice President of the
41                                         Adviser,** with which he has been
                                           associated since prior to 2008.

Michael L. Mon,          Vice President    See above.
43

Douglas J. Peebles,      Senior Vice       See above.
47                       President

Matthew S. Sheridan,     Vice President    See above.
37

High Income
-----------

Paul J. DeNoon,          Vice President    See above.
50

Gershon M. Distenfeld,   Vice President    See above.
37

Douglas J. Peebles,      Senior Vice       See above.
47                       President

Marco G. Santamaria,     Vice President    Vice President of the Adviser,** with
47                                         which he has been associated since
                                           June 2010. Prior thereto, he was a
                                           founding partner at Global Securities
                                           Advisors, an emerging-market-oriented
                                           fixed-income hedge fund since prior
                                           to 2008.

Matthew S. Sheridan,     Vice President    See above.
37

--------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
**    The Adviser, ABI and ABIS are affiliates of each Fund.


            The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered "interested persons" of the Funds. The aggregate compensation paid by a Fund to each of the Directors during its fiscal year, the aggregate compensation paid to each of the Directors during calendar year 2012 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Funds nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                          Aggregate           Aggregate      Aggregate
                          Compensation        Compensation   Compensation
Name of Trustee or        from Intermediate   from Limited   from Unconstrained
Director                  Bond                Duration       Bond
-----------------------   -----------------   ------------   ------------------
John H. Dobkin             $1,312              $  928       $ 6,185
Michael J. Downey          $1,312              $  928       $ 6,185
William H. Foulk, Jr.      $2,485              $1,758       $11,708
D. James Guzy              $1,312              $  928       $ 6,185
Nancy P. Jacklin           $1,312              $  928       $ 6,185
Robert M. Keith            $    0              $    0       $     0
Garry L. Moody             $1,458              $1,032       $ 6,873
Marshall C. Turner, Jr.    $1,312              $  928       $ 6,185
Earl D. Weiner             $1,405              $  994       $ 6,627

                                  Aggregate           Aggregate
        Name of Trustee or        Compensation        Compensation
        Director                  from Global Bond    from High Income
        -----------------------   -----------------   ----------------
        John H. Dobkin             $ 6,185           $ 6,185
        Michael J. Downey          $ 6,185           $ 6,185
        William H. Foulk, Jr.      $11,708           $11,708
        D. James Guzy              $ 6,185           $ 6,185
        Nancy P. Jacklin           $ 6,185           $ 6,185
        Robert M. Keith            $     0           $     0
        Garry L. Moody             $ 6,873           $ 6,873
        Marshall C. Turner, Jr.    $ 6,185           $ 6,185
        Earl D. Weiner             $ 6,627           $ 6,627


                                                           Total Number
                                                           of Registered
                                                           Investment
                                                           Companies in the      Total Number
                                                           AllianceBernstein     of Investment
                                                           Fund Complex,         Portfolios within the
                                 Total Compensation        including the         AllianceBernstein Fund
                                 from the                  Fund, as to which     Complex, including the
                                 AllianceBernstein         the Trustee           Fund, as to which the
Name of Trustee or               Fund Complex,             or Director is a      Trustee or Director is a
Director                         including the Funds       Director or Trustee   Director or Trustee
-----------------------          -------------------       -------------------   ------------------------
John H. Dobkin                   $252,000                  31                    101
Michael J. Downey                $252,000                  31                    101
William H. Foulk, Jr.            $477,000                  31                    101
D. James Guzy                    $252,000                  31                    101
Nancy P. Jacklin                 $252,000                  31                    101
Robert M. Keith                  $      0                  31                    101
Garry L. Moody                   $280,000                  31                    101
Marshall C. Turner, Jr.          $252,000                  31                    101
Earl D. Weiner                   $270,000                  31                    101


Additional Information About the Funds' Portfolio Managers
----------------------------------------------------------

INTERMEDIATE BOND

            The management of, and investment decisions for, the Fund's portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Fund Managers" in the Fund's Prospectus.

--------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2012 are set forth below:


                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(2)
               -------------------------------------------------


                Mr. Paul J. DeNoon                      None
                Mr. Shawn E. Keegan                     $1-$10,000(3)
                Ms. Alison M. Martier                   None
                Mr. Douglas J. Peebles                  None
                Mr. Greg J. Wilensky                    None


--------
(2) The dollar range presented above include any vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").

(3) For information presented as of the fiscal year ended October 31, 2012, with respect to Mr. Keegan, if the unvested shares awarded for calendar year 2010 and previous years under the Plan were included, the range would be $1 - $10,000.


            As of October 31, 2012, employees of the Adviser had approximately $1,877,821 invested in shares of the Fund and approximately $120,509,561 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2012.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                   Total
                                                     Number of     Assets of
                        Total       Total            Registered    Registered
                        Number of   Assets of        Investment    Investment
                        Registered  Registered       Companies     Companies
                        Investment  Investment       Managed with  Managed with
                        Companies   Companies        Performance-  Performance-
Portfolio Manager       Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon           87     $ 32,286,000,000      None       None
Mr. Shawn E. Keegan          17     $  7,902,000,000      None       None
Ms. Alison M. Martier         7     $  7,378,000,000      None       None
Mr. Douglas J. Peebles       57     $ 26,849,000,000      None       None
Mr. Greg J. Wilensky         39     $  9,670,000,000      None       None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                     Number of      Total Assets
                        Total                        Other          of Other
                        Number of   Total Assets     Pooled         Pooled
                        Other       of Other         Investment     Investment
                        Pooled      Pooled           Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon           113    $ 46,361,000,000       2       $ 154,000,000
Mr. Shawn E. Keegan           12    $ 11,946,000,000      None              None
Ms. Alison M. Martier         40    $    200,000,000      None              None
Mr. Douglas J. Peebles       123    $ 61,111,000,000       3       $ 294,000,000
Mr. Greg J. Wilensky          84    $  1,004,000,000       1       $  82,000,000


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                Total
                                                  Number of     Assets of
                       Total        Total         Other         Other
                       Number       Assets of     Accounts      Accounts
                       of Other     Other         Managed with  Managed with
                       Accounts     Accounts      Performance-  Performance-
Portfolio Manager      Managed      Managed       based Fees    based Fees
------------------------------------------------------------------------------
Mr. Paul J. DeNoon      241     $  49,896,000,000     5         $2,489,000,000
Mr. Shawn E. Keegan     149     $  61,629,000,000     2         $2,862,000,000
Ms. Alison M. Martier    49     $   5,686,000,000    None                 None
Mr. Douglas J. Peebles  383     $ 106,637,000,000     8         $5,578,000,000
Mr. Greg J. Wilensky    146     $  12,500,000,000     1         $  391,000,000


LIMITED DURATION

            The management of, and investment decisions for, the Fund's portfolio are made by its senior investment management team. Mr. Gershon M. Distenfeld, Mr. Ashish C. Shah, Mr. Michael E. Sohr and Ms. Amy Strugazow are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio (the "Portfolio Managers"). For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of September 30, 2012 are set forth below:

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(4)
                 ------------------------------------------------

                 Mr. Gershon M. Distenfeld    $   50-001-$100,000
                 Mr. Ashish C. Shah           $  100,001-$500,000
                 Mr. Michael E. Sohr          $  100,001-$500,000
                 Ms. Amy Strugazow                     None

--------
(4) The dollar range presented above include any vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").


            As of September 30, 2012, employees of the Adviser had approximately $122,113,846 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which each Portfolio Manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2012.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                            Total       Total         Registered    Registered
                            Number of   Assets of     Investment    Investment
                            Registered  Registered    Companies     Companies
                            Investment  Investment    Managed with  Managed with
                            Companies   Companies     Performance-  Performance-
Portfolio Manager           Managed     Managed       based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Gershon M. Distenfeld         7     $11,738,000,000       None         None
Mr. Ashish C. Shah                2     $   530,000,000       None         None
Mr. Michael E. Sohr               3     $ 9,131,000,000       None         None
Ms. Amy Strugazow                 1     $   403,000,000       None         None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                     Number of      Total Assets
                           Total                     Other          of Other
                           Number of  Total Assets   Pooled         Pooled
                           Other      of Other       Investment     Investment
                           Pooled     Pooled         Vehicles       Vehicles
                           Investment Investment     Managed with   Managed with
                           Vehicles   Vehicles       Performance-   Performance-
Portfolio Manager          Managed    Managed        based Fees     based Fees
--------------------------------------------------------------------------------
Mr. Gershon M. Distenfeld         21  $52,285,000,000        1      $140,000,000
Mr. Ashish C. Shah                16  $12,259,000,000        1      $140,000,000
Mr. Michael E. Sohr               11  $50,049,000,000      None         None
Ms. Amy Strugazow                  9  $10,984,000,000      None         None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                   Total
                                                     Number of     Assets of
                          Total                      Other         Other
                          Number of                  Accounts      Accounts
                          Other     Total Assets of  Managed with  Managed with
                          Accounts  Other Accounts   Performance-  Performance-
Portfolio Manager         Managed   Managed          based Fees    based Fees
-------------------------------------------------------------------------------
Mr. Gershon M. Distenfeld     144   $59,199,000,000        2      $2,862,000,000
Mr. Ashish C. Shah            132   $56,377,000,000        2      $2,862,000,000
Mr. Michael E. Sohr           127   $56,154,000,000        2      $2,862,000,000
Ms. Amy Strugazow             145   $57,682,000,000        2      $2,862,000,000


UNCONSTRAINED BOND

            The management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Mr. Paul J. DeNoon, Mr. Michael L. Mon, Mr. Douglas
J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2012 are set forth below:

      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(5)

            Mr. Paul J. DeNoon                None
            Mr. Michael L. Mon                None
            Mr. Douglas J. Peebles      $100,001-$500,000
            Mr. Matthew S. Sheridan           None

--------
(5) The dollar range presented above include any vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").


            As of October 31, 2012, employees had approximately $120,509,561 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2012.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                   Total
                                                     Number of     Assets of
                        Total       Total            Registered    Registered
                        Number of   Assets of        Investment    Investment
                        Registered  Registered       Companies     Companies
                        Investment  Investment       Managed with  Managed with
                        Companies   Companies        Performance-  Performance-
Portfolio Manager       Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon        87     $32,702,000,000        None          None
Mr. Michael L. Mon        47     $22,271,000,000        None          None
Mr. Douglas J. Peebles    57     $27,265,000,000        None          None
Mr. Matthew S. Sheridan   32     $14,975,000,000        None          None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                     Number         Total Assets
                         Total       Total           of Other       of Other
                         Number      Assets          Pooled         Pooled
                         of Other    of Other        Investment     Investment
                         Pooled      Pooled          Vehicles       Vehicles
                         Investment  Investment      Managed with   Managed with
                         Vehicles    Vehicles        Performance-   Performance-
Portfolio Manager        Managed     Managed         based Fees     based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon         113     $46,361,000,000       2        $154,000,000
Mr. Michael L. Mon         215     $16,800,000,000       2        $212,000,000
Mr. Douglas J. Peebles     123     $61,111,000,000       3        $294,000,000
Mr. Matthew S. Sheridan     43     $45,436,000,000       1        $ 72,000,000


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                  Total
                                                    Number        Assets of
                        Total      Total            of Other      Other
                        Number     Assets           Accounts      Accounts
                        of Other   of Other         Managed with  Managed with
                        Accounts   Accounts         Performance-  Performance-
Portfolio Manager       Managed    Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon        241    $ 49,896,000,000       5       $2,489,000,000
Mr. Michael L. Mon        149    $ 58,861,000,000       4       $2,098,000,000
Mr. Douglas J. Peebles    383    $106,637,000,000       8       $5,578,000,000
Mr. Matthew S. Sheridan    76    $ 33,278,000,000       4       $2,098,000,000


GLOBAL BOND

           The management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

           The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of September 30, 2012 are set forth below:

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(6)
               -------------------------------------------------

               Mr. Paul J. DeNoon              $100,001-$500,000
               Mr. Scott A. DiMaggio                  None
               Mr. Michael L. Mon                     None
               Mr. Douglas J. Peebles                 None
               Mr. Matthew S. Sheridan                None

--------
(6) The dollar range presented above include any vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").


           As of September 30, 2012, employees of the Adviser had approximately $122,113,846 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

           The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2012.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                   Total
                                                     Number of     Assets of
                        Total       Total            Registered    Registered
                        Number of   Assets of        Investment    Investment
                        Registered  Registered       Companies     Companies
                        Investment  Investment       Managed with  Managed with
                        Companies   Companies        Performance-  Performance-
Portfolio Manager       Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon        85       $ 29,344,000,000    None          None
Mr. Scott A. DiMaggio     31       $  5,395,000,000    None          None
Mr. Michael L. Mon        48       $ 20,311,000,000    None          None
Mr. Douglas J. Peebles    57       $ 23,858,000,000    None          None
Mr. Matthew S. Sheridan   32       $ 11,522,000,000    None          None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                     Number         Total Assets
                         Total       Total           of Other       of Other
                         Number      Assets          Pooled         Pooled
                         of Other    of Other        Investment     Investment
                         Pooled      Pooled          Vehicles       Vehicles
                         Investment  Investment      Managed with   Managed with
                         Vehicles    Vehicles        Performance-   Performance-
Portfolio Manager        Managed     Managed         based Fees     based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon        113      $ 43,834,000,000    2            $166,000,000
Mr. Scott A. DiMaggio      35      $  4,598,000,000    1            $139,000,000
Mr. Michael L. Mon        215      $ 16,638,000,000    2            $222,000,000
Mr. Douglas J. Peebles    124      $ 58,438,000,000    3            $305,000,000
Mr. Matthew S. Sheridan    43      $ 42,899,000,000    1            $ 83,000,000


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                  Total
                                                    Number        Assets of
                        Total      Total            of Other      Other
                        Number     Assets           Accounts      Accounts
                        of Other   of Other         Managed with  Managed with
                        Accounts   Accounts         Performance-  Performance-
Portfolio Manager       Managed    Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon        238     $  49,722,000,000   5           $2,465,000,000
Mr. Scott A. DiMaggio      72     $  27,609,000,000   4           $2,074,000,000
Mr. Michael L. Mon        142     $  56,012,000,000   4           $2,074,000,000
Mr. Douglas J. Peebles    384     $ 105,913,000,000   8           $5,516,000,000
Mr. Matthew S. Sheridan    73     $  32,537,000,000   4           $2,074,000,000

HIGH INCOME

            The management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Mr. Paul DeNoon, Mr. Gershon Distenfeld, Mr. Douglas Peebles, Mr. Marco G. Santamaria and Mr. Matthew Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2012 are set forth below:

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(7)
               -------------------------------------------------

                Mr. Paul J. DeNoon              $100,001-$500,000(8)
                Mr. Gershon Distenfeld         $500,001-$1,000,000(9)
                Mr. Douglas J. Peebles                   None
                Mr. Marco G. Santamaria                  None
                Mr. Matthew S. Sheridan                  None

--------
(7) The dollar range presented above include any vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").

(8) For information presented as of the fiscal year ended October 31, 2012, with respect to Mr. DeNoon, if the unvested shares awarded for calendar year 2010 and previous years under the Plan were included, the range would be over Mr. Paul J. DeNoon $1,000,001.

(9) For information presented as of the fiscal year ended October 31, 2012, with respect to Mr. Distenfeld, if the unvested shares awarded for calendar year 2011 and previous years under the Plan were included, the range would be over $1,000,001.


            As of October 31, 2012, employees of the Adviser had approximately $8,036,991 invested in shares of the Fund and approximately $120,509,561 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2012.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                   Total
                                                     Number of     Assets of
                        Total       Total            Registered    Registered
                        Number of   Assets of        Investment    Investment
                        Registered  Registered       Companies     Companies
                        Investment  Investment       Managed with  Managed with
                        Companies   Companies        Performance-  Performance-
Portfolio Manager       Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon        87       $ 27,657,000,000    None           None
Mr. Gershon Distenfeld     7       $  6,630,000,000    None           None
Mr. Douglas J. Peebles    57       $ 22,221,000,000    None           None
Mr. Marco G. Santamaria    4       $  3,802,000,000    None           None
Mr. Matthew S. Sheridan   32       $  9,930,000,000    None           None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                     Number         Total Assets
                         Total       Total           of Other       of Other
                         Number      Assets          Pooled         Pooled
                         of Other    of Other        Investment     Investment
                         Pooled      Pooled          Vehicles       Vehicles
                         Investment  Investment      Managed with   Managed with
                         Vehicles    Vehicles        Performance-   Performance-
Portfolio Manager        Managed     Managed         based Fees     based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon         113       $46,361,000,000    2           $154,000,000
Mr. Gershon Distenfeld      21       $52,285,000,000    1           $140,000,000
Mr. Douglas J. Peebles     123       $61,111,000,000    3           $294,000,000
Mr. Marco G. Santamaria     18       $43,222,000,000    1           $ 72,000,000
Mr. Matthew S. Sheridan     43       $45,436,000,000    1           $ 72,000,000


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                  Total
                                                    Number        Assets of
                        Total      Total            of Other      Other
                        Number     Assets           Accounts      Accounts
                        of Other   of Other         Managed with  Managed with
                        Accounts   Accounts         Performance-  Performance-
Portfolio Manager       Managed    Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon        241     $ 49,896,000,000     5          $2,489,000,000
Mr. Gershon Distenfeld    144     $ 59,199,000,000     2          $2,862,000,000
Mr. Douglas J. Peebles    383     $106,637,000,000     8          $5,578,000,000
Mr. Marco G. Santamaria    21     $  8,546,000,000    None             None
Mr. Matthew S. Sheridan    76     $ 33,278,000,000     4          $2,098,000,000


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

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                             EXPENSES OF THE FUNDS

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Distribution Services Agreement
-------------------------------

            Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").

            In approving the Plan, the Directors of each Fund determined that there was a reasonable likelihood that the Plan would benefit the Funds and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Plan will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors of the Funds who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the "Qualified Directors") and by a vote of a majority of the entire Board cast in person at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Plan at their meetings held on November 6-8, 2012.

            All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph, and the Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Plan only, the Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

            In the event that the Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            During the fiscal year ended October 31, 2012 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year or period ended September 30, 2012 for Limited Duration and Global Bond, with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:

                         Distribution            Percentage per annum of
                         services fees for       the aggregate average
                         expenditures            daily net assets
Fund                     payable to ABI          attributable to Class A shares
----                     ---------------         ------------------------------

Intermediate Bond        $ 1,125,114                .30%
Limited Duration         $     4,614                .30%
Unconstrained Bond       $   125,323                .30%
High Income              $ 6,055,532                .30%
Global Bond              $ 4,669,094                .30%

            For the fiscal year ended October 31, 2012 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year or period ended September 30, 2012 for Limited Duration and Global Bond, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:


Category of Expense        Intermediate Bond   Limited Duration    Unconstrained Bond   High Income     Global Bond
-------------------        ------------------  -----------------   -------------------  ------------    ------------
Advertising                $     4,969         $   583             $    2,951           $   18,277      $    11,152

Printing and Mailing of
Prospectuses to Persons
Other Than Current
Shareholders               $       885         $     0             $      108           $    6,118      $     1,679

Compensation to
Broker-Dealers and Other
Financial Intermediaries
(excluding ABI)            $ 1,162,558         $ 1,882             $  130,145           $7,017,064      $ 4,954,933

Compensation to ABI        $   189,817         $ 6,681             $   49,447           $  676,662      $   434,819

Compensation to Sales
Personnel                  $    30,342         $ 3,997             $   16,267           $1,024,196      $   294,766

Other (includes printing
of sales literature,
travel, entertainment,
due diligence and other
promotional expenses)      $   158,818         $ 8,622             $   53,842           $  569,142      $   363,244

Totals                     $ 1,547,389         $21,765             $  252,760           $9,311,459      $ 6,060,593


            During the fiscal year ended October 31, 2012 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year ended September 30, 2012 for Global Bond, with respect to Class B shares, the distribution services fees for expenditures payable to ABI were as follows:

                         Distribution            Percentage per annum of
                         services fees for       the aggregate average
                         expenditures            daily net assets
Fund                     payable to ABI          attributable to Class B shares
----                     ---------------         ------------------------------

Intermediate Bond        $ 101,251                 1.00%
Unconstrained Bond       $  22,538                 1.00%
High Income              $ 229,531                 1.00%
Global Bond              $ 457,003                 1.00%


            For the fiscal year ended October 31, 2012 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year ended September 30, 2012 for Global Bond, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class B shares were as follows:


Category of Expense          Intermediate Bond     Unconstrained Bond     High Income     Global Bond
-------------------          ------------------    -------------------    ------------    ------------
Advertising                  $     55           $     4                $    39         $      20

Printing and Mailing of
Prospectuses to Persons
Other Than Current
Shareholders                 $     16           $     5                $    19         $       2

Compensation to
Broker-Dealers and Other
Financial Intermediaries
(excluding ABI)              $ 33,210           $ 6,292                $73,935         $ 145,055

Compensation to ABI          $  1,627           $   291                $   914         $     813

Compensation to Sales
Personnel                    $    233           $     9                $   334         $     642

Interest on Financing        $      0           $     0                $     0         $       0

Other (includes printing of
sales literature, travel,
entertainment, due
diligence and other
promotional expenses)        $  1,485           $   201                $   920         $     674

Totals                       $ 36,626           $ 6,802                $76,161         $ 147,206


            During the fiscal year ended October 31, 2012 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year or period ended September 30, 2012 for Limited Duration and Global Bond, with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:

                         Distribution            Percentage per annum of
                         services fees for       the aggregate average
                         expenditures            daily net assets
Fund                     payable to ABI          attributable to Class C shares
----                     ---------------         ------------------------------

Intermediate Bond         $  620,290                  1.00%
Limited Duration          $    7,657                  1.00%
Unconstrained Bond        $  114,166                  1.00%
High Income               $9,586,974                  1.00%
Global Bond               $6,100,742                  1.00%


            For the fiscal year ended October 31, 2012 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year or period ended September 30, 2012 for Limited Duration and Global Bond, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:


Category of Expense        Intermediate Bond   Limited Duration    Unconstrained Bond   High Income     Global Bond
-------------------        ------------------  -----------------   -------------------  ------------    ------------
Advertising                $      970        $     184           $    395             $       8,064   $     2,130

Printing and Mailing of
Prospectuses to Persons
Other Than Current
Shareholders               $      322        $       0           $     80             $       2,177   $       438

Compensation to
Broker-Dealers and Other
Financial Intermediaries
(excluding ABI)            $  616,940        $  37,407           $124,472             $  10,950,772   $ 6,333,518

Compensation to ABI        $   38,919        $   3,593           $ 11,154             $     245,956   $    93,479

Compensation to Sales
Personnel                  $    5,289        $   2,728           $  3,007             $     408,797   $    63,503

Interest on Financing      $        0        $       0           $      0             $           0   $         0

Other (includes printing
of sales literature,
travel, entertainment,
due diligence and other
promotional expenses)      $   31,582        $   4,278           $ 10,298             $     222,705   $    75,907

Totals                     $  694,022        $  48,190           $149,406             $  11,838,471   $ 6,568,975



            During the fiscal year ended October 31, 2012 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year ended September 30, 2012 for Global Bond, with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:

                         Distribution            Percentage per annum of
                         services fees for       the aggregate average
                         expenditures            daily net assets
Fund                     payable to ABI          attributable to Class R shares
----                     ---------------         ------------------------------

Intermediate Bond        $   7,795                 .50%
Unconstrained Bond       $   5,199                 .50%
High Income              $ 170,424                 .50%
Global Bond              $ 149,918                 .50%

            For the fiscal year ended October 31, 2012 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year ended September 30, 2012 for Global Bond, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:


Category of Expense        Intermediate Bond   Unconstrained Bond   High Income     Global Bond
-------------------        -----------------   ------------------   -----------     -----------
Advertising                $   571             $    79              $    513        $    705

Printing and Mailing of
Prospectuses to Persons
Other Than Current
Shareholders               $    29             $    30              $    139        $     98

Compensation to
Broker-Dealers and Other
Financial Intermediaries
(excluding ABI)            $ 8,257             $ 5,810              $187,683        $166,875

Compensation to ABI        $ 9,122             $ 3,748              $ 19,009        $ 23,872

Compensation to Sales
Personnel                  $ 1,517             $   265              $ 28,650        $ 17,806

Interest on Financing      $     0             $     0              $      0        $      0

Other (includes printing
of sales literature,
travel, entertainment,
due diligence and other
promotional expenses)      $ 9,883             $ 2,845              $ 15,831        $ 21,022

Totals                     $29,379             $12,777              $251,825        $230,378



            During the fiscal year ended October 31, 2012 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year ended September 30, 2012 for Global Bond, with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:

                         Distribution            Percentage per annum of
                         services fees for       the aggregate average
                         expenditures            daily net assets
Fund                     payable to ABI          attributable to Class K shares
----                     ---------------         ------------------------------

Intermediate Bond          $8,370                    .25%
Unconstrained Bond         $187                      .25%
High Income                $19,040                   .25%
Global Bond*               $8,386                    .25%

--------
*     (net of waiver in the amount of $6,487)


            For the fiscal year ended October 31, 2012 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year ended September 30, 2012 for Global Bond, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:


Category of Expense        Intermediate Bond   Unconstrained Bond   High Income     Global Bond
-------------------        -----------------   ------------------   ------------    -----------
Advertising                $116                $0                   $117            $415

Printing and Mailing of
Prospectuses to Persons
Other Than Current
Shareholders               $17                 $0                   $37             $13


Compensation to
Broker-Dealers and Other
Financial Intermediaries
(excluding ABI)            $8,590              $180                 $22,806         $16,856

Compensation to ABI        $2,907              $0                   $4,445          $8,164

Compensation to Sales
Personnel                  $406                $14                  $12,445         $6,273

Interest on Financing      $0                  $0                   $0              $0

Other (includes printing
of sales literature,
travel, entertainment,
due diligence and other
promotional expenses)      $2,802              $12                  $3,780          $9,074

Totals                     $14,838             $206                 $43,630         $40,795


            Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

            With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.

            For the fiscal year ended October 31, 2012 for Intermediate Bond, Unconstrained Bond and High Income and during the fiscal year or period ended September 30, 2012 for Global Bond, unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of each Fund were as follows:


Class                      Intermediate Bond   Limited Duration    Unconstrained Bond    High Income     Global Bond
-----                      ------------------  -----------------   -------------------   ------------    ------------
Class B                    $0                  N/A                 $8,353,638            $5,929,686      $25,520,744
   (% of the net
   assets of Class B)      0%                  N/A                 470.90%               30.27%          66.62%

Class C                    $913,235            $40,533             $2,019,013            $8,601,459      $12,488,357
   (% of the net
   assets of Class C)      1.49%               1.03%               15.38%                .71%            2.05%

Class R                    $111,574            N/A                 $35,491               $163,225        $178,948
   (% of the net
   assets of Class R)      7.12%               N/A                 3.07%                 .35%            .47%

Class K                    $41,358             N/A                 $12,987               $42,106         $38,505
   (% of the net
   assets of Class K)      1.08%               N/A                 28.04%                .22%            .39%


Transfer Agency Agreement
-------------------------


            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders for each of the Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares of the Funds plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares. For the fiscal year ended October 31, 2012 for Intermediate Bond, Unconstrained Bond and High Income and for the fiscal year or period ended September 30, 2012 for Limited Duration and Global Bond, the Fund paid ABIS $468,377, $34,652, $1,197,916, $384,141 and $1,105,517, respectively, for transfer agency services.


            ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

            Many Fund shares are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Each Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for sub-accounting or shareholder servicing or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds". In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

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                               PURCHASE OF SHARES

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            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds".

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Funds' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------


            Shares of the Funds are offered on a continuous basis at a price equal to its NAV plus an initial sales charge at the time of purchase (the "Class A shares"), with a CDSC (the "Class B shares"), or without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC (the "Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC (the "Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC (the "Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (the "Class I shares"), with respect to High Income and Global Bond to group retirement plans, as defined below, eligible to purchase Class Z shares, without any initial sales charge or CDSC ("Class Z shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (the "Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All of the classes of shares of the Funds, except the Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.


            Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. A Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Fund's Fund shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed, and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

            Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

            o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

            o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of a Fund is its NAV, plus, in the case of Class A shares of the Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund's shares, the NAV per share is computed as of the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.


            The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares of the Fund will generally be slightly lower than the NAVs of the Class A, Class K, Class I, Class Z and Advisor Class shares of the Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.


            A Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the Fund Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) are priced at the NAV next computed on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

            A Fund may, at its sole option, accept securities as payment for shares of the Fund if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

            Following the initial purchase of the Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Fund Closing Time to receive that day's public offering price. Telephone purchase requests received after the Fund Closing Time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on the following day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.


            Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B shares and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares, Class Z and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I , Class Z and Advisor Class shares, (iv) Class B shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A shareholders and the Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.


            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of the Funds. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year (four-year for Unconstrained Bond) and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year (four-year for Intermediate Bond) period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

            The following table shows the aggregate amount of underwriting commissions payable with respect to the Funds' shares and the amounts ABI received from such commissions payable over the Funds' last three fiscal years or since inception.

                                                            Amounts
                                                            ABI Received
Fiscal Year                           Aggregate             From Aggregate
Ended                                 Amount of             Amount of
October 31/                           Underwriting          Underwriting
September 30    Fund                  Commissions Payable   Commissions Payable*
------------    -----                 --------------------  --------------------

2012            Intermediate Bond        $292,531               $19,439
2011                                      203,718                10,684
2010                                      312,191                18,946

2012            Limited Duration          $83,087                $4,140

2012            Unconstrained Bond        $67,205                $5,044
2011                                       49,570                 2,428
2010                                       49,922                 3,898

2012            Global Bond            $1,571,300               $81,171
2011                                    1,630,355                92,009
2010                                    4,024,179               227,199

2012            High Income            $9,331,112              $556,490
2011                                    7,797,226               470,165
2010                                    6,746,608               389,705


--------
* The amount received by ABI represents that portion of the sales charges paid on shares of the Fund sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).


            The following table shows the CDSCs received by ABI from each share class during the Funds' last three fiscal years or since inception.


Fiscal
Year/Period                           Amounts          Amounts           Amounts
Ended                                 ABI Received     ABI Received      ABI Received
October 31/                           In CDSCs From    In CDSCs From     In CDSCs From
September 30    Fund                  Class A Shares   Class B Shares    Class C Shares
------------   -----                 ---------------  ---------------   ---------------
2012            Intermediate Bond     $ 4,766          $ 2,764           $  2,805
2011                                    4,601            9,180              5,329
2010                                    5,611           14,090              2,650

2012            Limited Duration      $     0              N/A           $      0

2012            Unconstrained Bond    $   319          $   788           $    555
2011                                    3,656            2,796                720
2010                                      335            7,148              2,830

2012            Global Bond           $ 9,187          $ 7,547           $ 40,816
2011                                   57,990           34,771            103,978
2010                                   19,953           85,630             93,676

2012            High Income           $56,165          $ 5,589           $158,095
2011                                   18,671            9,750            203,452
2010                                    4,164           33,146             26,574


Class A Shares
--------------

            The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  -------------

                                                                  Discount or
                                                                 Commission to
                                                  As % of      Dealers or Agents
Amount of                     As % of Net       the Public       of up to % of
Purchase                    Amount Invested   Offering Price     Offering Price
--------                    ---------------   --------------     --------------

Up to $100,000                 4.44%            4.25%                4.00%
$100,000 up to $250,000        3.36             3.25                 3.00
$250,000 up to $500,000        2.30             2.25                 2.00
$500,000 up to $1,000,000*     1.78             1.75                 1.50

--------
*     There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge".

            A Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission re-allowed to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other AllianceBernstein Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "--Class B Shares--Conversion Feature".

            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $1,000,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

            (ii) officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "Relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own account through an omnibus account with the broker-dealers or financial intermediaries;

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"; and

            (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from a SEC enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.

Class B Shares
--------------

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Conversion Feature. For Intermediate Bond, Global Bond and High Income, six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. For Unconstrained Bond, eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

            For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that, in either case, are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements -- Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                               Contingent Deferred Sales Charge
                                                for the Fund as a % of Dollar
      Year Since Purchase                          Amount Subject to Charge
      -------------------                          ------------------------
      First                                                 3.0%
      Second                                                2.0%
      Third                                                 1.0%
      Thereafter                                            None

            In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable, or purchase of CollegeBoundfund units. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class C shares, if applicable, or purchase of CollegeBoundfund units.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee, but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares
--------------


            Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares and pay correspondingly lower dividends than Class A shares.


Class K Shares
--------------

            Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

            Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million, to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such plans has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.


Class Z Shares
--------------

            Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans").

            Class Z shares are also available to certain
AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

            Class Z shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.


Advisor Class Shares
--------------------

            Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI,
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary or
(iii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i) (iii) and (iv) under "Class A Shares -- Sales at NAV". Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R, or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

            Each Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

            Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.


            Class Z Shares. Class Z shares are available to certain group retirement plans. Class Z shares are not subject to front-end sales charges or CDSCs or distribution fees.


            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.


            Currently, the Funds also make their Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I and Class Z shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.


            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

            o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

            o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

            o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.


            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K, Class I and Class Z shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.


Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (and/or any other AllianceBernstein Mutual Fund) into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;
(ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AllianceBernstein Mutual Funds include:


AllianceBernstein Blended Style Series, Inc.
 -AllianceBernstein 2000 Retirement Strategy
 -AllianceBernstein 2005 Retirement Strategy
 -AllianceBernstein 2010 Retirement Strategy
 -AllianceBernstein 2015 Retirement Strategy
 -AllianceBernstein 2020 Retirement Strategy
 -AllianceBernstein 2025 Retirement Strategy
 -AllianceBernstein 2030 Retirement Strategy
 -AllianceBernstein 2035 Retirement Strategy
 -AllianceBernstein 2040 Retirement Strategy
 -AllianceBernstein 2045 Retirement Strategy
 -AllianceBernstein 2050 Retirement Strategy
 -AllianceBernstein 2055 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
 -AllianceBernstein Bond Inflation Strategy
 -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein Limited Duration High Income Portfolio -AllianceBernstein Municipal Bond Inflation Strategy -AllianceBernstein Real Asset Strategy
AllianceBernstein Cap Fund, Inc.
 -AllianceBernstein Dynamic All Market Fund
 -AllianceBernstein Emerging Markets Equity Portfolio -AllianceBernstein Emerging Markets Multi-Asset Portfolio -AllianceBernstein International Discovery Equity Portfolio -AllianceBernstein Market Neutral Strategy - Global -AllianceBernstein Market Neutral Strategy - U.S. -AllianceBernstein Select US Equity Portfolio -AllianceBernstein Select US Long/Short Portfolio -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Core Opportunities Fund, Inc. AllianceBernstein Discovery Growth Fund, Inc. AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc. AllianceBernstein Municipal Income Fund, Inc.
 -California Portfolio
 -National Portfolio
 -New York Portfolio
 - AllianceBernstein High Income Municipal Portfolio AllianceBernstein Municipal Income Fund II
 -Arizona Portfolio
 -Massachusetts Portfolio
 -Michigan Portfolio
 -Minnesota Portfolio
 -New Jersey Portfolio
 -Ohio Portfolio
 -Pennsylvania Portfolio
 -Virginia Portfolio
AllianceBernstein Trust
 -AllianceBernstein Discovery Value Fund
 -AllianceBernstein Global Value Fund
 -AllianceBernstein International Value Fund
 -AllianceBernstein Value Fund
AllianceBernstein Unconstrained Bond Fund, Inc.
The AllianceBernstein Portfolios
 -AllianceBernstein Balanced Wealth Strategy
 -AllianceBernstein Conservative Wealth Strategy
 -AllianceBernstein Growth Fund
 -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
 -Intermediate California Municipal Portfolio
 -Intermediate Diversified Municipal Portfolio
 -Intermediate New York Municipal Portfolio
 -International Portfolio
 -Overlay A Portfolio
 -Overlay B Portfolio
 -Short Duration Portfolio
 -Tax-Aware Overlay A Portfolio
 -Tax-Aware Overlay B Portfolio
 -Tax-Aware Overlay C Portfolio
 -Tax-Aware Overlay N Portfolio
 -Tax-Managed International Portfolio


            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AllianceBernstein Mutual Funds. Your accumulated holdings will be calculated as
(a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. The AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70- 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

            Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of a Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     upfront sales commissions;

            o     Rule 12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and

            o payments related to providing shareholder recordkeeping and/or transfer agency services.

            Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees", in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

            For 2013, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $21 million. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and education support related to the AllianceBernstein Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            Each Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Fund Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

            Advisor Group, Inc.
            Ameriprise Financial Services
            AXA Advisors
            Cadaret, Grant & Co.
            CCO Investment Services Corp.
            Chase Investment Services
            Citigroup Global Markets, Inc.
            Commonwealth Financial Network
            Donegal Securities
            Financial Network Investment Company
            LPL Financial
            Merrill Lynch
            Morgan Stanley
            Multi-Financial Securities Corporation
            Northwestern Mutual Investment Services
            PrimeVest Financial Services
            Raymond James
            RBC Wealth Management
            Robert W. Baird
            UBS Financial Services
            Wells Fargo Advisors

            ABI expects that additional firms may be added to this list from time to time.

            Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

            Subject only to the limitations described below, each Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings), or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by the Fund Closing Time, on a Fund business day. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            A Fund may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Funds nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of a Fund as described above with respect to financial intermediaries is a voluntary service of the Fund, and the Fund may suspend or terminate this practice at any time.

General
-------

            Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES

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            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

            If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in a Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Fund Closing Time on the Fund business day. Telephone requests for exchanges received before the Fund Closing Time, which is the close of regular trading on the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

            None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only
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Checkwriting
------------

            A new Class A or Class C investor may fill out the Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

            When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of the Fund in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

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                                NET ASSET VALUE

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            The NAV of each Fund is computed at the close of regular trading on each day the Exchange is open (ordinarily, 4:00 Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding.

            Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Boards, to value a Fund's assets on behalf of the Fund.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

              (a) a security listed on the Exchange, or on other national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

            (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board's Valuation Committee the next day;

            (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last traded price provided by approved pricing vendors. If there has been no sale on the relevant business day, the right is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Adviser determines, in accordance with procedures established by the Board, that this method does not represent fair value. The Adviser is responsible for monitoring whether any circumstances have incurred that indicate that the use of amortized cost method for any security is not appropriate due to such factors as, but not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates;

            (j) a fixed-income security is typically valued on the basis of bid prices provided by a pricing vendor when the Adviser believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when either the approved pricing vendor normally provides mid prices, reflecting the conventions of the particular markets. The prices provided by a pricing vendor may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

            (k) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing vendors or bid prices obtained from multiple major broker-dealers in the security when the Adviser believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Adviser has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (l) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (m) bridge loans are valued at value, which equates to the outstanding loan amount, unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur from a significant change in the high yield market and/or a significant change in the states of any particular issuer or issuers of bridge loans;

            (n) whole loans: residential and commercial mortgage whole loans and whole loan pools are fair market priced by Clayton IPS (Independent Pricing Service);

            (o) forward and spot currency pricing is provided by WM Reuters. The rate provide by WM Reuters is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., non deliverable forward "NDF") rate is available, the Adviser will use the offshore
(NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (p) swap pricing: Various external sources (Super Derivatives, Bloomberg, Barclays, Markit Partners, etc.) are used to obtain pricing information and analysis. This information is placed into various pricing models (depending on the type of derivative) to devise a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (q) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by approved vendors; and

            (r) open end mutual funds are valued at the closing NAV per share and closed-end funds are valued at the closing market price per share.

            A Fund values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to their oversight, the Boards have delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

            Each Fund's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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U.S. Federal Income Taxation of Dividends and Distributions
-----------------------------------------------------------

            General. Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain "qualified publicly traded partnerships"; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more "qualified publicly traded partnerships".

            If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            It is the present policy of each Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

            Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98.2% of its ordinary income for that year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

            Dividends and Distributions. Each Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

            Some or all of the distributions from a Fund may be treated as "qualified dividend income", taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains, provided that both the fund and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Funds, it is expected that only a small portion, if any, of the Funds' distributions would be treated as "qualified dividend income".

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund. The investment objectives of the Funds is such that only a small portion, if any, of the Funds' distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

            After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is so disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (the "IRS") the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Fund's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (at a rate of 28%) if such shareholder fails to provide a Fund with his or her correct taxpayer identification number, fails to make certain required certifications or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's U.S. federal income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            Foreign Taxes. Income received by a Fund also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

            If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that a Fund will be able to do so. If a Fund makes this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received), his or her pro rata share of foreign taxes paid by the Fund, (ii) treat his or her pro rata share of such foreign taxes as having been paid by him and (iii) either deduct such pro rata share of foreign taxes in computing his or her taxable income or treat such foreign taxes as a credit against U.S. federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by a Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from a Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid, to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

            The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the U.S. federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

U.S. Federal Income Taxation of the Funds
-----------------------------------------

            The following discussion relates to certain significant U.S. federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that each Fund will be taxed as a regulated investment company for each of its taxable years.

            Zero-Coupon Treasury Securities. Under current federal tax law, a Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero-coupon Treasury securities. Current federal tax law requires that a holder (such as a Fund) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, a Fund may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Fund may realize a gain or loss from such sales. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

            Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss, although the Fund may elect to have the gain or loss it realizes on certain contracts taxed as "section 988" gain or loss. Gain or loss realized by a Fund on forward currency exchange contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            With respect to over-the-counter put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

            Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by a Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Stripped-Mortgage Related Securities. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying mortgage assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying mortgage assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as a Fund) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class's stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in a Fund's income as a result of these rules will have been accrued and not actually paid, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest it actually received, with possible results as described above.

            Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund, all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- "Section 988" Gains and Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxation
--------------

            A Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of a Fund attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Fund beginning before January 1, 2014 will not be subject to this withholding tax.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of a Fund attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

--------------------------------------------------------------------------------

                               FUND TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of each Fund's Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

            Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts.

            The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio brokerage could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

            A Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market, (i.e., from a dealer) that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, a Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, they will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution.

            Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

            Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            A Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund, and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

            Most transactions for the Fund, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen
(15) principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Fund usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked price.

            A Fund has no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with a Fund. During the fiscal years ended October 31, 2010, 2011 and 2012 for Intermediate Bond, Unconstrained Bond and High Income and for the fiscal years ended September 30, 2010, 2011 and 2012 for Global Bond, the Funds incurred no brokerage commissions.

            A Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser (the "Affiliated Broker"). In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate of the Adviser. With respect to orders placed with the Affiliated Broker for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Funds paid no brokerage commissions to the Affiliated Broker during the three most recent fiscal years.

Disclosure of Portfolio Holdings
--------------------------------

            Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

            The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser generally posts on the website a complete schedule of the Fund's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector, and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, and to facilitate the review of the Fund by ratings agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

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                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Funds
------------------------

Funds
-----

Intermediate Bond

            Intermediate Bond is a series of AllianceBernstein Bond Fund, Inc., a Maryland corporation organized in 1973 under the name "Alliance Bond Fund, Inc." The Fund's name became "AllianceBernstein Bond Fund, Inc." on March 31, 2003.

Limited Duration

            The Fund is a series of AllianceBernstein Bond Fund, Inc., a Maryland corporation. The Fund was organized in 2011 under the name "AllianceBernstein Limited Duration High Income Fund".


Unconstrained Bond

            The Fund is a Maryland corporation organized in 1995 under the name of "Alliance Global Strategic Income Trust, Inc." The name became
"AllianceBernstein Global Strategic Income Trust, Inc. on March 31, 2003, became AllianceBernstein Diversified Yield Fund, Inc. on November 5, 2007 and became AllianceBernstein Unconstrained Bond Fund, Inc. on February 3, 2011.

Global Bond

            The Fund is a Maryland corporation organized in 1992 under the name of "Alliance North American Government Income Fund, Inc." The name became "Alliance Americas Government Income Trust, Inc." on March 1, 2002, "AllianceBernstein Americas Government Income Trust, Inc." on March 31, 2003, "AllianceBernstein Global Government Income Trust, Inc." on February 1, 2006, and "AllianceBernstein Global Bond Fund, Inc." on November 5, 2007.

High Income

            The Fund is a Maryland corporation organized in 1993 under the name of "Alliance Global Dollar Government Fund, Inc." The name became "Alliance Emerging Market Debt Fund, Inc." on March 1, 2002, "AllianceBernstein Emerging Market Debt Fund, Inc." on March 31, 2003, and "AllianceBernstein High Income Fund, Inc." on January 28, 2008.

General - All Funds
-------------------

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Fund's assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of a Fund has the same rights and is identical in all respects except that each class bears its own distribution and transfer agency expenses. Each class of shares of a Fund votes separately with respect to the Fund's Plan and other matters for which separate class voting is appropriate under applicable law. Shares are, when issued, fully paid and non-assessable, freely transferable, entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of directors.

            Each class of shares of a Fund represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that expenses related to the distribution of each class are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of the Plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders, and the Class A shareholders and the Class B shareholders shareholders will vote separately by class.


            A Fund's Board may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Fund's Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class Common Stock.


Principal holders
-----------------

            To the knowledge of each Fund, the following persons owned of record or beneficially, 5% or more of a class of outstanding shares of the Fund as of January 4, 2013:

                                                           Number of     % of
Class A                                                    Class A       Class A
Shares Fund          Name and Address                      Shares        Shares
-----------          -----------------                     ----------    -------

Intermediate Bond    Charles Schwab & Co.
                     For the Exclusive Benefit
                     Of Customers
                     Mutual Fund Operations
                     211 Main Street
                     San Francisco, CA 94105-1905           1,661,986      5.23%

                     First Clearing, LLC
                     Special Custody Acct For The
                     Exclusive Benefit Of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523             2,322,813      7.31%

                     MLPF&S
                     For The Sole Benefit of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484            4,256,516    13.40%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052             2,130,498     6.71%

Limited Duration     LPL Financial
                     FBO Customer Accounts
                     Attn: Mutual Fund Operations
                     P.O. Box 509046
                     San Diego, CA 92150-9046                  41,462     6.88%

                     Morgan Stanley Smith Barney
                     Harborside Financial Center
                     Plaza II, 3rd Floor
                     Jersey City, NJ 07311                    275,850    45.80%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052                58,159     9.66%

                     RBC Capital Markets LLC
                     Mutual Fund Omnibus Processing
                     Omnibus
                     Attn: Mutual Fund OPS Manager
                     510 Marquette Ave. S.
                     Minneapolis, MN 55402-1110                43,115     7.16%

                     C/O Zenith Administrators
                     Oppenheimer & Co. Inc.
                     FBO Pipe Fitters Local 211 Welfare
                     9555 W. Sam Houston Pkwy.
                     Suite 400
                     Houston, TX 77099-2145                   107,995    17.93%

Unconstrained Bond   Charles Schwab & Co.
                     For the Exclusive Benefit
                     Of Customers
                     Mutual Fund Operations
                     211 Main Street
                     San Francisco, CA 94105-1905             779,609    12.38%

                     First Clearing, LLC
                     Special Custody Acct For
                     The Exclusive Benefit Of
                     Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523               321,766     5.11%

                     MLPF&S
                     For The Sole Benefit of
                     Its Customers
                     Attn: Fund Admin.
                     4800 Deer Lake Dr. East, 2nd Floor
                     Jacksonville, FL 32246-6484              597,757     9.49%

                     National Financial Services LLC
                     For the Exclusive Benefit of
                     Our Customers
                     Attn: Mutual Funds Dept.
                     499 Washington Blvd., 4th Floor
                     Jersey City, NJ 07310                    575,176     9.13%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052               636,526    10.11%

                     UBS WM USA
                     Omni Account M/F
                     Attn: Department Manager
                     1000 Harbor Blvd., 5th Floor
                     Weehawken, NJ 07086-6761               1,158,929    18.40%

Global Bond          Charles Schwab & Co.
                     For the Exclusive Benefit
                     Of Customers
                     Mutual Fund Operations
                     211 Main Street
                     San Francisco, CA 94105-1905          10,571,663     5.76%

                     First Clearing, LLC
                     Special Custody Acct For The
                     Exclusive Benefit Of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523             9,441,174     5.15%

                     MLPF&S
                     For The Sole Benefit of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484           11,980,315     6.53%

                     National Financial Services LLC
                     For the Exclusive Benefit
                     of Our Customers
                     Attn: Mutual Funds Dept.
                     499 Washington Blvd., 4th Floor
                     Jersey City, NJ 07310                 19,696,115    10.74%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052            20,674,008    11.27%

                     UBS WM USA
                     Omni Account M/F
                     Attn: Department Manager
                     1000 Harbor Blvd., 5th Floor
                     Weehawken, NJ 07086-6761              24,996,027    13.63%

High Income          First Clearing, LLC
                     Special Custody Acct For The
                     Exclusive Benefit of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523            18,575,768     6.81%

                     MLPF&S
                     For The Sole Benefit Of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484           26,896,949     9.86%

                     Morgan Stanley Smith Barney
                     Harborside Financial Center
                     Plaza II, 3rd Floor
                     Jersey City, NJ 07311                 19,063,823     6.99%

                     National Financial Services LLC
                     For the Exclusive Benefit
                     of Our Customer
                     Attn: Mutual Funds Dept.
                     499 Washington Blvd., 4th Floor
                     Jersey City, NJ 07310                 35,204,978    12.91%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052            26,297,076     9.64%

                     UBS WM USA
                     Omni Account M/F
                     Attn: Department Manager
                     1000 Harbor Blvd., 5th Floor
                     Weehawken, NJ 07086-6761              34,638,801    12.70%


                                                           Number of     % of
Class B                                                    Class B       Class B
Shares Fund          Name and Address                      Shares        Shares
-----------          -----------------                     ----------    -------

Intermediate Bond    Charles Schwab & Co.
                     For the Exclusive Benefit
                     Of Customers
                     Mutual Fund Operations
                     211 Main Street
                     San Francisco, CA 94105-1905          90,213        11.80%

                     First Clearing, LLC
                     Special Custody Acct For The
                     Exclusive Benefit of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523             65,617        8.59%

                     MLPF&S
                     For The Sole Benefit of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484           208,023       27.22%

Unconstrained Bond   Charles Schwab & Co.
                     For the Exclusive Benefit
                     Of Customers
                     Mutual Fund Operations
                     101 Montgomery Street
                     San Francisco, CA 94105-1905            9,770        5.17%

                     First Clearing, LLC
                     Special Custody Acct For The
                     Exclusive Benefit Of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523             13,813        7.31%

                     LPL Financial
                     FBO Customer Accounts
                     Attn: Mutual Fund Operations
                     P.O. Box 509046
                     San Diego, CA 92150-9046               16,448        8.71%

                     MLPF&S
                     For The Sole Benefit of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484            43,982       23.29%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052             29,564       15.66%

Global Bond          Charles Schwab & Co.
                     For the Exclusive Benefit
                     Of Customers
                     Mutual Fund Operations
                     211 Main Street
                     San Francisco, CA 94105-1905          301,042        7.43%

                     First Clearing, LLC
                     Special Custody Acct For The
                     Exclusive Benefit Of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523            397,724        9.81%

                     LPL Financial
                     FBO Customer Accounts
                     Attn: Mutual Fund Operations
                     P.O. Box 509046
                     San Diego, CA 92150-9046              251,637        6.21%

                     MLPF&S
                     For The Sole Benefit of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484           724,639       17.88%

                     National Financial Services LLC
                     For the Exclusive Benefit
                     of Our Customers
                     Attn: Mutual Funds Dept.
                     499 Washington Blvd., 4th Floor
                     Jersey City, NJ 07310                 529,565       13.07%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052            511,028       12.61%

High Income          First Clearing, LLC
                     Special Custody Acct For The
                     Exclusive Benefit Of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523            251,779       13.21%

                     LPL Financial
                     FBO Customer Accounts
                     Attn: Mutual Fund Operations
                     P.O. Box 509046
                     San Diego, CA 92150-9046              124,325        6.52%

                     MLPF&S
                     For The Sole Benefit Of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484           258,568       13.57%

                     Morgan Stanley Smith Barney
                     Harborside Financial Center
                     Plaza II, 3rd Floor
                     Jersey City, NJ 07311                 105,345        5.53%

                     National Financial Services LLC
                     For the Exclusive Benefit of Our
                     Customers
                     Attn: Mutual Funds Dept.
                     499 Washington Blvd., 4th Floor
                     Jersey City, NJ 07310                 137,487        7.21%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052            146,358        7.68%


                                                           Number of     % of
Class C                                                    Class C       Class C
Shares Fund          Name and Address                      Shares        Shares
-----------          -----------------                     ----------    -------

Intermediate Bond    Charles Schwab & Co.
                     For the Exclusive Benefit
                     Of Customers
                     Mutual Fund Operations
                     211 Main Street
                     San Francisco, CA 94105-1905             282,801     5.40%

                     First Clearing, LLC
                     Special Custody Acct For
                     The Exclusive Benefit Of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523               475,519     9.07%

                     MLPF&S
                     For The Sole Benefit of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484            1,269,719    24.23%

                     Morgan Stanley Smith Barney
                     Harborside Financial Center
                     Plaza II, 3rd Floor
                     Jersey City, NJ 07311                    342,862     6.54%

                     National Financial Services LLC
                     For the Exclusive Benefit of Our
                     Customers
                     Attn: Mutual Funds Dept.
                     499 Washington Blvd., 4th Floor
                     Jersey City, NJ 07310                    302,369     5.77%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052               923,167    17.62%

Limited Duration     Morgan Stanley Smith Barney
                     Harborside Financial Center
                     Plaza II, 3rd Floor
                     Jersey City, NJ 07311                    304,395    52.50%

                     National Financial Services LLC
                     For the Exclusive Benefit of Our
                     Customers
                     Attn: Mutual Funds Dept.
                     499 Washington Blvd., 4th Floor
                     Jersey City, NJ 07310                     50,728     8.75%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052                72,204    12.45%

                     RBC Capital Markets LLC
                     Mutual Fund Omnibus Processing
                     Omnibus
                     Attn: Mutual Fund OPS Manager
                     510 Marquette Ave. S.
                     Minneapolis, MN 55402-1110                40,023     6.90%

Unconstrained Bond   Charles Schwab & Co.
                     For the Exclusive Benefit
                     Of Customers
                     Mutual Fund Operations
                     211 Main Street
                     San Francisco, CA 94105-1905              91,804     5.80%

                     First Clearing, LLC
                     Special Custody Acct For The
                     Exclusive Benefit Of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523               184,257    11.64%

                     LPL Financial
                     FBO Customer Accounts
                     Attn: Mutual Fund Operations
                     P.O. Box 509046
                     San Diego, CA 92150-9046                  96,633     6.11%

                     MLPF&S
                     For The Sole Benefit of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484              163,479    10.33%

                     Morgan Stanley Smith Barney
                     Harborside Financial Center
                     Plaza II, 3rd Floor
                     Jersey City, NJ 07311                    281,206    17.77%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052               227,488    14.37%

                     Raymond James
                     Omnibus For Mutual Funds
                     House Acct Firm
                     Attn: Courtney Waller
                     880 Carillon Parkway
                     St. Petersburg, FL 33716-1102            162,742    10.28%

Global Bond          First Clearing, LLC
                     Special Custody Acct For The
                     Exclusive Benefit Of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523             7,109,628    10.30%

                     MLPF&S
                     For The Sole Benefit of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East 2nd Floor
                     Jacksonville, FL 32246-6484           15,235,901    22.07%

                     Morgan Stanley Smith Barney
                     Harborside Financial Center
                     Plaza II, 3rd Floor
                     Jersey City, NJ 07311                  9,316,792    13.49%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052             5,324,264     7.71%

                     Raymond James
                     Omnibus For Mutual Funds
                     House Acct Firm
                     Attn: Courtney Waller
                     880 Carillon Parkway
                     St. Petersburg, FL 33716-1102          5,233,800     7.58%

                     UBS WM USA
                     Omni Account M/F
                     Attn: Department Manager
                     1000 Harbor Blvd., 5th Floor
                     Weehawken, NJ 07086-6761               6,733,653     9.75%

High Income          First Clearing, LLC
                     Special Custody Acct For The
                     Exclusive Benefit Of Customer
                     2801 Market St.
                     Saint Louis, MO  63103-2523           19,053,577    14.23%

                     MLPF&S
                     For The Sole Benefit Of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484           30,965,003    23.13%

                     Morgan Stanley Smith Barney
                     Harborside Financial Center
                     Plaza II, 3rd Floor
                     Jersey City, NJ 07311                 24,992,248    18.67%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052           12,435,618     9.29%

                     Raymond James
                     Omnibus For Mutual Funds
                     House Acct Firm
                     Attn: Courtney Waller
                     880 Carillon Parkway
                     St. Petersburg, FL 33716-1102          6,940,322     5.18%

                     UBS WM USA
                     Omni Account M/F
                     Attn: Department Manager
                     1000 Harbor Blvd., 5th Floor
                     Weehawken, NJ 07086-6761               8,675,351     6.48%

                                                           Number of     % of
Advisor                                                    Advisor       Advisor
Class                                                      Class         Class
Shares Fund          Name and Address                      Shares        Shares
------------         -----------------                     ----------    -------

Intermediate Bond    CollegeBound Fund
                     CBF- Quality Bond Fund
                     Customized Allocation 529 Plan
                     1345 Avenue of the Americas
                     New York, NY 10105-0302                6,484,624    77.21%

                     First Clearing, LLC
                     Special Custody Acct For The
                     Exclusive Benefit Of Customer
                     2801 Market St.
                     Saint Louis, MO  63103-2523              447,351     5.33%

                     MLPF&S
                     For The Sole Benefit of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484              693,034     8.25%

Limited Duration     MAC & Co.
                     Mutual Fund Operations
                     P.O. Box 3198
                     525 William Penn Place
                     Pittsburgh, PA 15230-3198                304,493     9.53%

                     NFS LLC FEBO
                     State Street Bank Trust Co.
                     1200 Crown Colony Drive
                     Quincy, MA 02169-0938                    190,761     5.97%

                     Morgan Stanley Smith Barney
                     Harborside Financial Center
                     Plaza II, 3rd Floor
                     Jersey City, NJ 07311                    208,750     6.53%

                     Sanford Bernstein & Co. LLC
                     1 N. Lexington Ave., Fl. 17
                     White Plains, NY 10601-1785              223,152     6.98%

                     Sanford Bernstein & Co. LLC
                     1 N. Lexington Ave.
                     White Plains, NY 10601-1785              430,101    13.46%

                     Sanford Bernstein & Co. LLC
                     1 N. Lexington Ave., Fl. 17
                     White Plains, NY 10601-1785              207,156     6.48%

Unconstrained Bond   Charles Schwab & Co.
                     For the Exclusive Benefit
                     Of Customers
                     Mutual Fund Operations
                     211 Main Street
                     San Francisco, CA 94105-1905           1,019,350    16.71%

                     MLPF&S
                     For The Sole Benefit of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484              307,190     5.04%

                     Morgan Stanley Smith Barney
                     Harborside Financial Center
                     Plaza II, 3rd Floor
                     Jersey City, NJ 07311                    578,653     9.49%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052               452,493     7.42%

                     Sanford Bernstein & Co. LLC
                     1 N. Lexington Ave.
                     White Plains, NY 10601-1785              481,551     7.89%

Global Bond          Charles Schwab & Co.
                     For the Exclusive Benefit
                     Of Customers
                     Mutual Fund Operations
                     211 Main Street
                     San Francisco, CA 94105-1905           5,789,860     5.07%

                     First Clearing LLC
                     Special Custody Acct for the
                     Exclusive Benefit of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523            15,544,770    13.60%

                     MLPF&S
                     For The Sole Benefit of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484           19,310,331    16.90%

                     Morgan Stanley Smith Barney
                     Harborside Financial Center
                     Plaza II, 3rd Floor
                     Jersey City, NJ 07311                 25,789,369    22.57%

                     RBC Capital Markets LLC
                     Mutual Fund Omnibus Processing
                     Omnibus
                     Attn: Mutual Fund OPS Manager
                     510 Marquette Ave. South
                     Minneapolis, MN 55402-1110            16,453,208    14.40%

High Income          First Clearing, LLC
                     Special Custody Acct for the
                     Exclusive Benefit of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523            23,797,625    15.42%

                     LPL Financial
                     FBO Customer Accounts
                     Attn: Mutual Fund Operations
                     P.O. Box 509046
                     San Diego, CA 92150-9046               7,803,257     5.06%

                     MLPF&S
                     For The Sole Benefit of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484           38,412,081    24.90%

                     Morgan Stanley Smith Barney
                     Harborside Financial Center
                     Plaza II, 3rd Floor
                     Jersey City, NJ 07311                 26,452,797    17.15%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052            10,341,985     6.70%

                                                           Number of     % of
Class R                                                    Class R       Class R
Shares Fund          Name and Address                      Shares        Shares
-----------          -----------------                     ----------    -------

Intermediate Bond    DWS Trust CO TTEE
                     Wentworth Property Management Corp.
                     401K Savings Plan
                     P.O. Box 1757
                     Salem, NH 03079-1143                      16,081     6.40%

                     First Colonial Family Practice TTEE
                     First Colonial Family Practice 401K
                     C/O Fascore LLC
                     8515 E. Orchard Road, 2T2
                     Greenwood Village, CO 80111-5002         113,703    45.24%

                     Frontier Trust Company FBO
                     Northeast Communications
                     Group Inc.
                     P.O. Box 10758
                     Fargo, ND 58106-0758                      17,302     6.88%

                     MG Trust Company Cust FBO
                     MRF'S 401(K) Plan
                     700 17th St., Suite 300
                     Denver, CO 80202-3531                     20,291     8.07%

                     MLPF&S
                     For The Sole Benefit of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484               19,277     7.67%

                     State Street Bank & Trust
                     FBO ADP/MSDW Alliance
                     Attn: Ralph Campbell
                     105 Rosemont Rd.
                     Westwood, MA 02090-2318                   30,400    12.10%

Unconstrained Bond   Health Care Technology TTEE FBO
                     Health Care Technology 401K PSP
                     C/O Fascore LLC
                     8515 E. Orchard Road, 2T2
                     Greenwood Village, CO 80111-5002           8,914     7.71%

                     ING
                     Enhanced K-Choice
                     Trustee: Reliance Trust Company
                     400 Atrium Drive
                     Somerset, NJ 08873-4162                   22,833    19.75%

                     MG Trust Company Trustee
                     Sanger & Eby Design
                     PS & 401K Pl
                     700 17th St., Suite 300
                     Denver, CO 80202-3531                      8,888     7.69%

                     MG Trust CO Custodian FBO
                     Miscor Group LTD
                     401K Plan & TR
                     700 17th St., Suite 300
                     Denver, CO 80202-3531                    15,328     13.26%

                     State Street Bank & Trust
                     FBO ADP/MSDW Alliance
                     Attn: Ralph Campbell
                     105 Rosemont Rd.
                     Westwood, MA 02090-2318                  31,584     27.32%

                     State Street Corporation TTEE
                     C/F ADP Access
                     1 Lincoln Street
                     Boston, MA 02111-2901                    19,282     16.68%

Global Bond          ING Life Insurance and Annuity
                     Company Qualified Plan
                     1 Orange Way, #B3N
                     Windsor, CT 06095-4773                  582,161     11.46%

                     Hartford Life Insurance Company
                     Separate Account 401
                     Attn: UIT Operations
                     P.O. Box 2999
                     Hartford, CT 06104-2999                 728,240     14.34%

                     State Street Corporation TTEE
                     C/F ADP Access
                     1 Lincoln St.
                     Boston, MA 02111-2901                 2,435,432     47.96%

High Income          Hartford Life Insurance Company
                     Separate Account 401
                     Attn: UIT Operations
                     P.O. Box 2999
                     Hartford, CT 06104-2999               1,559,194     29.01%

                     ING Life Insurance
                     And Annuity Qualified Plan
                     1 Orange Way, #B3N
                     Windsor, CT 06095-4773                  534,904      9.95%

                     MLPF&S
                     For The Sole Benefit of Its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East, 2nd Floor
                     Jacksonville, FL 32246-6484             407,031      7.57%

                     NFS LLC FEBO
                     Reliance Trust CO Trustee Custodian
                     For TRS FBO Various Ret Plans
                     1150 S. Olive St., Suite 2700
                     Los Angeles, CA 90015-2211              844,292     15.71%

                                                           Number of     % of
Class K                                                    Class K       Class K
Shares Fund          Name and Address                      Shares        Shares
-----------          -----------------                     ----------    -------

Intermediate Bond    Great-West Trust Co. LLC TTEE C
                     Crystal Steel 401K Savings Plan
                     8515 E. Orchard Rd., 2T2
                     Greenwood Village, CO 80111-5002         17,677      5.19%

                     Great-West Trust Co. LLC TTEE C
                     Minnesota Surgical Associates
                     8515 E. Orchard Rd., 2T2
                     Greenwood Village, CO 80111-5002        149,917     43.99%

                     Great-West Trust Co. LLC TTEE C
                     Shore Heart Group PA 401 K
                     8515 E. Orchard Rd., 2T2
                     Greenwood Village, CO 80111-5002         24,980      7.33%

                     Great-West Trust Co. LLC TTEE C
                     Varitronics Inc. Employees PSP
                     8515 E. Orchard Rd., 2T2
                     Greenwood Village, CO 80111-5002         18,092      5.31%

                     Great-West Trust Co. LLC TTEE C
                     TAP & Affiliates 401K
                     8515 E. Orchard Rd., 2T2
                     Greenwood Village, CO 80111-5002         59,359     17.42%

Unconstrained Bond   AllianceBernstein L.P.
                     Attn: Brent Mather-Seed Acct.
                     1 N. Lexington Ave.
                     White Plains, NY 10601-1712               1,130     21.38%

                     Frontier Trust Co. C/F
                     Chelus Herdzik Speyer & Monte PC
                     P.O. Box 10758
                     Fargo, ND 58106-0758                      2,966     56.13%

                     Great-West Trust Co. LLC TTEE C
                     Stoner, Albright & Company
                     Retirement Plan
                     8515 E. Orchard Rd., 2T2
                     Greenwood Village, CO 80111-5002          1,151     21.77%

Global Bond          Capital Bank & Trust Company TTEE F
                     Avail Technologies INC 401K PSP
                     C/O Fascore
                     8515 E. Orchard Rd., 2T2
                     Greenwood Village, CO 80111-5002         75,352      5.34%

                     MG Trust Company Cust FBO
                     Ortho Arkansas P A Profit Sharing
                     700 17th Street, Suite 300
                     Denver, CO 80202-3531                   122,698      8.69%

                     New York Life Trust Company
                     Amtrust Retirement Plan
                     51 Madison Ave., Room 117A
                     New York, NY 10010-1655                 110,708      7.84%

                     NFS LLC FEBO
                     Alliance Capital Management LP
                     1345 Avenue of the Americas
                     New York, NY 10105-0302                 547,836     38.80%

High Income          New York Life Trust Company
                     FBO Local 37 Retirement Plan
                     51 Madison Avenue, Room 117A
                     New York, NY 10010-1655                 249,374      9.06%

                     NFS LLC FEBO
                     Transamerica Life Insurance Co.
                     1150 S. Olive Street
                     Los Angeles, CA 90015-2211            1,871,566     68.02%

                                                           Number of     % of
Class I                                                    Class I       Class I
Shares Fund          Name and Address                      Shares        Shares
-----------          -----------------                     ----------    -------

Intermediate Bond    AllianceBernstein L.P.
                     Attn: Brent Mather-Seed Acct.
                     1 N. Lexington Ave.
                     White Plains, NY 10601-1712                  876     99.97%

Unconstrained Bond   Sanford Bernstein & Co. LLC
                     1 N. Lexington Ave.
                     White Plains, NY 10601-1785              813,288     99.86%

Global Bond          NFS LLC FEBO
                     Northern Trust Co
                     P.O. Box 92956
                     Chicago, IL 60675-2956                 1,626,731      5.60%

                     New York Life Trust Company
                     Southern California IBEW-NECA
                     DC Plan
                     51 Madison Ave., Room 117A
                     New York, NY 10010-1655                8,903,460     30.67%

                     Sanford Bernstein & Co. LLC
                     1 N. Lexington Ave., Fl. 17
                     White Plains, NY 10601-1785           10,719,104     36.92%

High Income          Charles Schwab & Co.
                     For the Exclusive Benefit
                     Of Customers
                     Mutual Fund Operations
                     211 Main Street
                     San Francisco, CA 94105-1905             663,398      8.79%

                     MAC & Co
                     Attn: Mutual Fund Operations
                     P.O. Box 3198
                     525 William Penn Place
                     Pittsburgh, PA 15230-3198              1,928,496     25.55%

                     MAC & Co
                     Attn: Mutual Fund Operations
                     P.O. Box 3198
                     525 William Penn Place
                     Pittsburgh, PA 15230-3198              1,783,005     23.62%

                     NFS LLC FEBO
                     Huntington National Bank
                     7 Easton Oval #EA4E70
                     Columbus, OH 43219-6010                  625,184      8.28%

                     Sanford Bernstein & Co. LLC
                     1 N. Lexington Ave., Fl. 17
                     White Plains, NY 10601-1785              731,782      9.69%


Custodians and Accounting Agents
--------------------------------

            State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, MA 02110, acts as the custodian for the assets of Intermediate Bond and Limited Duration but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's foreign securities.

            Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109, acts as the custodian for the assets of Unconstrained Bond, Global Bond and High Income but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, Brown Brothers may enter into subcustodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the Principal Underwriter of shares of the Funds, and as such may solicit orders from the public to purchase shares of the Funds. Under the Distribution Services Agreement, each Fund has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of a Fund offered hereby are passed upon by Seward & Kissel LLP, New York, NY 10004.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting and Procedures
----------------------------------------------

            The Funds, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

            The Funds have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached to this SAI as Appendix A.


            Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 277-4618; or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.


Additional Information
----------------------

            Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by a Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C., or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

           FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


            The financial statements of each of Intermediate Bond, Unconstrained Bond and High Income for the fiscal year ended October 31, 2012 and semi-annual report for the six-month period ended April 30, 2013 with respect to High Income and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the each Fund's annual report. The annual reports were filed on Form N-CSR with the SEC on January 7, 2013; the semi-annual report of High Income was filed on July 3, 2013. It is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

            The financial statements of Limited Duration and Global Bond for the fiscal year ended September 30, 2012 and semi-annual report for the six-month period ended March 31, 2013 for Global Bond and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The Funds' annual reports were filed on Form N-CSR with the SEC on December 5, 2012; the semi-annual report of Global Bond was filed on June 3, 2013. The annual reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

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                                  APPENDIX A:

                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.    Introduction

      As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment ("RI Policy") is attached to this Statement as an Exhibit.

      We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    Proxy Policies

      Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

      2.1.  Corporate Governance

            We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

      2.2.  Elections of Directors

            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

      2.3.  Appointment of Auditors

            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

      2.4.  Changes in Legal and Capital Structure

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

      2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

      2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

      2.8.  Executive Compensation

            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed
            2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

      2.9.  ESG

            We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

            Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.    Proxy Voting Procedures

      3.1.  Proxy Voting Committees

            Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of environmental, social and governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

            Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

            It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

      3.2.  Engagement

            In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

            Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

      3.3.  Conflicts of Interest

            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

      3.4.  Proxies of Certain Non-U.S. Issuers

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

      3.5.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

      3.6.  Proxy Voting Records

            Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President/Deputy General Counsel & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

            [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

            You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

                                                                         Exhibit

                         Statement of Policy Regarding
                             Responsible Investment
                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment

1. Introduction
AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee
Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Nicholas Davidson: SVP-Value, London
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
Christopher Kotowicz: VP-Growth, Chicago
David Lesser: VP-Legal, New York
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
Guy Prochilo: SVP-Institutional Investments, New York
Nitish Sharma: VP-Institutional Investments, Australia
Liz Smith: SVP-Institutional Investments, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands

                                     PART C

                               OTHER INFORMATION

ITEM 28.   Exhibits
          ---------

      (a)   (1)   Articles of Incorporation of the Registrant - Incorporated by
                  reference to Exhibit 1(a) to Post-Effective Amendment No. 8 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  33-72460 and 811-08188), filed with the Securities and Exchange Commission on October 31, 1997.

            (2) Articles Supplementary to Articles of Incorporation of the Registrant, dated September 30, 1996 and filed October 2, 1996
                  - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188), filed with the Securities and Exchange Commission on October 31, 1996.

            (3) Articles of Amendment to the Articles of Incorporation of the Registrant, dated February 1, 2002 and filed February 7, 2002
                  - Incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188), filed with the Securities and Exchange Commission on February 27, 2002.

            (4) Articles of Amendment to the Articles of Incorporation of the Registrant, dated March 19, 2003 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188), filed with the Securities and Exchange Commission on January 30, 2004.

            (5) Articles of Amendment to the Articles of Incorporation of the Registrant dated, January 10, 2008 and filed January 10, 2008
                  - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188), filed with the Securities and Exchange Commission on January 28, 2008.

            (6) Articles Supplementary to Articles of Incorporation of the Registrant dated, January 10, 2008 and filed January 10, 2008
                  - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188), filed with the Securities and Exchange Commission on January 28, 2008.


            (7) Articles Supplementary to Articles of Incorporation of the Registrant, dated September 24, 2013 and filed October 2, 2013
                  - Filed herewith.


      (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits to Registrant's Semi-Annual Report on Form NSAR-A (File No. 811-08188), filed with the Securities and Exchange Commission on June 29, 2006.

      (c)   Not applicable.

      (d)   Amended Advisory Agreement between the Registrant and
            AllianceBernstein L.P. - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188), filed with the Securities and Exchange Commission on January 31, 2005.

      (e)   (1)   Distribution Services Agreement between the Registrant and
                  AllianceBernstein Investments, Inc. (formerly known as
                  Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 8 of
                  Registrant's Registration Statement on Form-N-1A (File Nos.
                  33-72460 and 811-08188), filed with the Securities and Exchange Commission on October 31, 1997.

            (2) Amendment to Distribution Services Agreement dated June 4, 1996 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 6 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188), filed with the Securities and Exchange Commission on October 31, 1996.

            (3) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (4) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents offering shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188), filed with the Securities and Exchange Commission on January 31, 2005.

            (5) Form of Amendment to Distribution Services Agreement dated as of January 25, 2008 between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188), filed with the Securities and Exchange Commission on January 28, 2009.

            (6) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (7) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (8) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

      (f)   Not applicable.

      (g)   (1)   Custodian Agreement between the Registrant and Brown Brothers
                  Harriman & Co., dated September 14, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 29 of the Registration Statement on Form N-1A of AllianceBernstein
                  International Growth Fund, Inc. (File Nos. 33-76598 and
                  811-08426), filed with the Securities and Exchange Commission on October 29, 2010.

            (2) Form of Novation and Amendment Agreement to Custodian Agreement dated, as of September 14, 2009 between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 117 of the Registration Statement on Form N-1A of AllianceBernstein Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (3) Form of Novation and Amendment Agreement to Custodian Agreement dated, as of September 14, 2009 between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 117 of the Registration Statement on Form N-1A of AllianceBernstein Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

      (h)   (1)   Transfer Agency Agreement between the Registrant and
                  AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 8 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  33-72460 and 811-08188), filed with the Securities and Exchange Commission on October 31, 1997.

            (2) Expense Limitation Undertaking dated January 28, 2008 - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188), filed with the Securities and Exchange Commission on January 28, 2009.

      (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

      (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

      (k)   Not applicable.

      (l)   Not applicable.

      (m)   Rule 12b-1 Plan - See Exhibit (e)(1) hereto.


      (n) Amended and Restated Rule 18f-3 Plan, dated August 9, 2013 - Filed herewith.


      (o)   Reserved.

      (p)   (1)   Code of Ethics for the Fund - Incorporated by reference to
                  Exhibit (p)(1) to Post-Effective Amendment No. 74 of the
                  Registration Statement on Form N-1A of AllianceBernstein Bond
                  Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the
                  Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

            (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 105 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 7, 2011.

Other Exhibits:


            Powers of Attorney for: John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.


ITEM  29.   Persons Controlled by or under Common Control with the Fund.

            None.

ITEM 30.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 28, Article IX of Registrant's Amended and Restated By-Laws, filed as Exhibit (b) in response to Item 28, and Section 10 of the Distribution Services Agreement, filed as Exhibit (e)(1) in response to Item 28, all as set forth below.

            The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement, filed as Exhibit (d) in response to Item 28, as set forth below.

Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

            (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

            (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

            (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

Article IX, of the Registrant's Amended and Restated By-Laws reads as follows:

                  To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

                  Neither the amendment nor repeal of this Article, nor the
            adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                  The Advisory Agreement between the Registrant and
            AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

                  The Distribution Services Agreement between the Registrant and
            AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

                  The foregoing summaries are qualified by the entire text of
            Registrant's Articles of Incorporation and Amended and Restated By-Laws, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the proposed Distribution Services Agreement between Registrant and ABI which are filed herewith as Exhibits (a), (b), (d) and (e)(1), respectively, in response to Item 28 and each of which are incorporated by reference herein.

                  Insofar as indemnification for liabilities arising under the
            Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                  The Registrant participates in a joint trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 31.    Business and Other Connections of Investment Adviser.

            The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 32.    Principal Underwriters

            (a) ABI is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

            AllianceBernstein Blended Style Series, Inc.
            AllianceBernstein Bond Fund, Inc.
            AllianceBernstein Cap Fund, Inc.
            AllianceBernstein Core Opportunities Fund, Inc.
            AllianceBernstein Corporate Shares
            AllianceBernstein Discovery Growth Fund, Inc.
            AllianceBernstein Equity Income Fund, Inc.
            AllianceBernstein Exchange Reserves
            AllianceBernstein Fixed-Income Shares, Inc.
            AllianceBernstein Global Bond Fund, Inc.
            AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc.
            AllianceBernstein Global Thematic Growth Fund, Inc.
            AllianceBernstein Growth and Income Fund, Inc.
            AllianceBernstein Institutional Funds, Inc.
            AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
            AllianceBernstein International Growth Fund, Inc.
            AllianceBernstein Large Cap Growth Fund, Inc.
            AllianceBernstein Municipal Income Fund, Inc.
            AllianceBernstein Municipal Income Fund II
            AllianceBernstein Short Duration Portfolio(1)
            AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
            AllianceBernstein Unconstrained Bond Fund, Inc.
            AllianceBernstein Variable Products Series Fund, Inc.
            Sanford C. Bernstein Fund II, Inc.
            The AllianceBernstein Pooling Portfolios
            The AllianceBernstein Portfolios

-----------------
1  This is a retail Portfolio of Sanford C. Bernstein Fund, Inc.

            (b) The following are the Directors and Officers of ABI the principal place of business of which is 1345 Avenue of the Americas, New York, NY 10105.


                           POSITIONS AND               POSITIONS AND
                           OFFICES WITH                OFFICES WITH
NAME                       UNDERWRITER                 REGISTRANT
----                       ---------------             --------------

Directors
----------

Robert M. Keith            Director and President      President and Chief
                                                       Executive Officer

Mark R. Manley             Director and Secretary

Officers
---------

Emilie D. Wrapp            Senior Vice President,      Secretary
                           Assistant General Counsel
                           and Assistant Secretary

Laurence H. Bertan         Senior Vice President and
                           Assistant Secretary

Peter G. Callahan          Senior Vice President

Kevin T. Cannon            Senior Vice President

Russell R. Corby           Senior Vice President

John W. Cronin             Senior Vice President

John C. Endahl             Senior Vice President

John Edward English        Senior Vice President

Daniel Ennis               Senior Vice President

Edward J. Farrell          Senior Vice President and
                           Controller

Mark A. Gessner            Senior Vice President

Kenneth L. Haman           Senior Vice President

Michael S. Hart            Senior Vice President

Joseph P. Healy            Senior Vice President

Harold Hughes              Senior Vice President

Scott Hutton               Senior Vice President

Ajai M. Kaul               Senior Vice President

Hiroshi Kimura             Senior Vice President

Georg Kyd-Rebenburg        Senior Vice President

Eric L. Levinson           Senior Vice President

James M. Liptrot           Senior Vice President and
                           Assistant Controller

Craig D. Lombardi          Senior Vice President

William Marsalise          Senior Vice President

Thomas F. Monnerat         Senior Vice President

Joanna D. Murray           Senior Vice President

Daniel A. Notto            Senior Vice President, Counsel
                           and Assistant Secretary

John J. O'Connor           Senior Vice President

Suchet Padhye (Pandurang)  Senior Vice President

Guy Prochilo               Senior Vice President

John D. Prosperi           Senior Vice President

Miguel A. Rozensztroch     Senior Vice President

Stephen C. Scanlon         Senior Vice President

John P. Schmidt            Senior Vice President

Elizabeth M. Smith         Senior Vice President

Peter J. Szabo             Senior Vice President

Joseph T. Tocyloski        Senior Vice President

Christian G. Wilson        Senior Vice President

Derek Yung                 Senior Vice President

Aimee K. Alati             Vice President

Constantin L. Andreae      Vice President

DeAnna D. Beedy            Vice President

Christopher M. Berenbroick Vice President

Chris Boeker               Vice President

Brandon W. Born            Vice President

James J. Bracken           Vice President

Robert A. Brazofsky        Vice President

Richard A. Brink           Vice President

Shaun D. Bromley           Vice President

Brian Buehring             Vice President

Michael A. Capella         Vice President

Laura A. Channell          Vice President

Mikhail Cheskis            Vice President

Nelson Kin Hung Chow       Vice President

Flora Chuang               Vice President

Peter T. Collins           Vice President

Dwight P. Cornell          Vice President

Robert A. Craft            Vice President

Silvio Cruz                Vice President

Kevin M. Dausch            Vice President

Giuliano De Marchi         Vice President

Christine M. Dehil         Vice President

Marc J. Della Pia          Vice President

Patrick R. Denis           Vice President

Ralph A. DiMeglio          Vice President

Joseph T. Dominguez        Vice President

Barbara Anne Donovan       Vice President

Robert Dryzgula            Vice President

Arend J. Elston            Vice President

Gregory M. Erwinski        Vice President

Michael J. Ferraro         Vice President

Andrew H. Fischer          Vice President

Susan A. Flanagan          Vice President

Robert K. Forrester        Vice President

Yuko Funato                Vice President

Kevin T. Gang              Vice President

Mark C. Glatley            Vice President

Stefanie M. Gonzalez       Vice President

Kimberly A. Collins Gorab  Vice President

Tetsuya Hada               Vice President

Brian P. Hanna             Vice President

Kenneth Handler            Vice President

Terry L. Harris            Vice President

Olivier Herson             Vice President

Lia A. Horii               Vice President

Eric S. Indovina           Vice President

Tina Kao                   Vice President

Jang Joong Kim             Vice President

Scott M. Krauthamer        Vice President

Stephen J. Laffey          Vice President and          Assistant Secretary
                           Counsel

Edward G. Lamsback         Vice President

Christopher J. Larkin      Vice President

Chang Hyun Lee             Vice President

Ginnie Li                  Vice President

Jonathan M. Liang          Vice President

Karen (Yeow Ping) Lim      Vice President

Darren L. Luckfield        Vice President

Robert A. Mancini          Vice President

Todd Mann                  Vice President

Silvia Manz                Vice President

Russell B. Martin          Vice President

Nicola Meotti              Vice President

Yuji Mihashi               Vice President

David Mitchell             Vice President

Paul S. Moyer              Vice President

Juan Mujica                Vice President

Jennifer A. Mulhall        Vice President

John F. Multhauf           Vice President

Robert D. Nelms            Vice President

Jamie A. Nieradka          Vice President

Alex E. Pady               Vice President

David D. Paich             Vice President

Kimchu Perrington          Vice President

Jared M. Piche             Vice President

Jeffrey Pietragallo        Vice President

Joseph J. Proscia          Vice President

Damien Ramondo             Vice President

Carol H. Rappa             Vice President

Jessie A. Reich            Vice President

Lauryn A. Rivello          Vice President

Patricia A. Roberts        Vice President

Jennifer R. Rolf           Vice President

Claudio Rondolini          Vice President

Gregory M. Rosta           Vice President and
                           Assistant Secretary

Kristin M. Seabold         Vice President

Karen Sirett               Vice President

John F. Skahan             Vice President

Orlando Soler              Vice President

Chang Min Song             Vice President

Daniel L. Stack            Vice President

Jason P. Stevens           Vice President

Peter Stiefel              Vice President

Sharon Su                  Vice President

Atsuko Takeuchi            Vice President

Scott M. Tatum             Vice President

Laura L. Tocchet           Vice President

Louis L. Tousignant        Vice President

Ming (Ming Kai) Tung       Vice President

Christian B. Verlingo      Vice President

Wendy Weng                 Vice President

Stephen M. Woetzel         Vice President

Chapman Tsan Man Wong      Vice President

Joanna Wong (Chun-Yen)     Vice President

Yoshinari Yagi             Vice President

Isabelle (Hsin-I) Yen      Vice President

Oscar Zarazua              Vice President

Martin J. Zayac            Vice President

Corey S. Beckerman         Assistant Vice President

Claudio Roberto Bello      Assistant Vice President

Roy C. Bentzen             Assistant Vice President

James M. Broderick         Assistant Vice President

Christopher J. Carrelha    Assistant Vice President

Daisy (Sze Kie) Chung      Assistant Vice President

Francesca Dattola          Assistant Vice President

Robert A. Fiorentino       Assistant Vice President

Friederike Grote           Assistant Vice President

Joseph Haag                Assistant Vice President

Brian M. Horvath           Assistant Vice President

Sylvia Hsu                 Assistant Vice President

Isabelle Husson            Assistant Vice President

Joseph D. Kearney          Assistant Vice President

Charlie Kim                Assistant Vice President

Junko Kimura               Assistant Vice President

Aaron S. Kravitz           Assistant Vice President

Jim Liu                    Assistant Vice President

Mark J. Maier              Assistant Vice President

Matthew J. Malvey          Assistant Vice President

Rachel A. Moon             Assistant Vice President

Nora E. Murphy             Assistant Vice President

Charissa A. Pal            Assistant Vice President

Brian W. Paulson           Assistant Vice President

Pablo Perez                Assistant Vice President

Anthony W. Piccola         Assistant Vice President

Tricia L. Psychas          Assistant Vice President

Mark A. Quarno             Assistant Vice President

Jennifer B. Robinson       Assistant Vice President

Richard A. Schwam          Assistant Vice President

Nicholas A. Semko          Assistant Vice President

Michael J. Shavel          Assistant Vice President

Chizu Soga                 Assistant Vice President

Michiyo Tanaka             Assistant Vice President

Miyako Taniguchi           Assistant Vice President

Laurence Vandecasteele     Assistant Vice President

Annabelle C. Watson        Assistant Vice President

Jeffrey Western            Assistant Vice President

William Wielgolewski       Assistant Vice President

Colin T. Burke             Assistant Secretary


            (c) Not applicable.

ITEM 33.    Location of Accounts and Records.

      The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of Brown Brothers Harriman & Co., the Registrant's Custodian, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not applicable.

                                   SIGNATURES
                                   -----------


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness to this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 15th day of October, 2013.


                                  ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.

                                                      By:  Robert M. Keith*
                                                           -----------------
                                                           Robert M. Keith
                                                           President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


     Signature                     Title                   Date
     ----------                    -------                 -----
(1)  Principal Executive
     Officer:

     Robert M. Keith*             President and            October 15, 2013
     -----------------            Chief Executive
     Robert M. Keith              Officer


(2)  Principal Financial
     and Accounting Officer:

     /s/ Joseph J. Mantineo       Treasurer and            October 15, 2013
     -----------------------      Chief Financial
     Joseph J. Mantineo           Officer


(3)  All of the Directors:
     ---------------------

     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*
     D. James Guzy*
     Nancy P. Jacklin*
     Robert M. Keith*
     Garry L. Moody*
     Marshall C. Turner, Jr.*
     Earl D. Weiner*


*By: /s/ Stephen J. Laffey                                 October 15, 2013
     -----------------------
         Stephen J. Laffey
         (Attorney-in-Fact)

                               INDEX OF EXHIBITS
                               ------------------

Exhibit No.          Description of Exhibits
-----------          ------------------------


(a) (7)  Articles Supplementary to Articles of Incorporation of the Registrant

(i)      Opinion and Consent of Seward & Kissel LLP

(j)      Consent of Independent Registered Public Accounting Firm

(n)      Amended and Restated Rule 18f-3 Plan

Other Exhibits   Powers of Attorney